SAXON ASSET SECURITIES TRUST 1998-3

                     MORTGAGE LOAN ASSET BACKED CERTIFICATES





                                  SERIES 1998-3





                                 TRUST AGREEMENT



                         dated as of September 1, 1998,



                                      among



                         SAXON ASSET SECURITIES COMPANY,

                                  as Depositor



                              SAXON MORTGAGE, INC.,

                               as Master Servicer



                                       and



                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,

                                   as Trustee











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




                                                  TABLE OF CONTENTS


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ARTICLE I DEFINITIONS.............................................................................................1
   Section 1.01.  Standard Terms; Section References..............................................................1
   Section 1.02.  Defined Terms...................................................................................3
ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS......................................................20
   Section 2.01.  Conveyance of Mortgage Loans...................................................................20
ARTICLE III REMITTING TO CERTIFICATEHOLDERS......................................................................21
   Section 3.01.  Subaccount Distributions.......................................................................21
   Section 3.02.  Certificate Distributions......................................................................22
   Section 3.04.  Reports by Master Servicer.....................................................................27
   Section 4.01.  The Certificates...............................................................................29
   Section 4.02.  Denominations..................................................................................30
   Section 4.03.  Interest Fund..................................................................................30
   Section 4.04.  Principal Fund.................................................................................30
ARTICLE V MISCELLANEOUS PROVISIONS...............................................................................30
   Section 5.01.  Request for Opinions...........................................................................30
   Section 5.02.  Form of Certificates; Schedules and Exhibits; Governing Law....................................30
   Section 5.03.  REMIC Administration...........................................................................31
   Section 5.04.  Optional Termination...........................................................................32
   Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent........................................32

Schedule I:    The Mortgage Loans:           A.     Group I Mortgage Loans
                                             B.     Group II Mortgage Loans
Schedule II:   Sales Agreement and Servicing Agreements
Schedule III:  Mortgage Loans for which first payment to the Trust will be after September 1, 1998
Exhibit AF:    1:      Form of Class AF-1 Certificate
               2:      Form of Class AF-2 Certificate
               3:      Form of Class AF-3 Certificate
               4:      Form of Class AF-4 Certificate
               5:      Form of Class AF-5 Certificate
               6:      Form of Class AF-6 Certificate
Exhibit MF:    1:      Form of Class MF-1 Certificate
               2:      Form of Class MF-2 Certificate
Exhibit BF:    1:      Form of Class BF-1 Certificate
               2:      Form of Class BF-2 Certificate
               3:      Form of Class BF-3 Certificate
Exhibit AV     1:      Form of Class AV-1 Certificate
Exhibit MV:    1:      Form of Class MV-1 Certificate
               2:      Form of Class MV-2 Certificate
Exhibit BV:    1:      Form of Class BV-1 Certificate
               2:      Form of Class BV-2 Certificate
               3:      Form of Class BV-3 Certificate
Exhibit C:             Form of Class C Certificate
Exhibit R:             Form of Class R Certificate




                                 TRUST AGREEMENT

         THIS TRUST AGREEMENT dated as of September 1, 1998 (this "Agreement"), among SAXON ASSET SECURITIES COMPANY, a Virginia corporation (the "Depositor"),
SAXON MORTGAGE, INC., a Virginia corporation, as Master Servicer (the "Master
Servicer"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, as Trustee, under this Agreement and the Standard Terms to Trust
Agreement (January 1997 Edition) (the "Standard Terms"), all the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Trust Agreement").



                              PRELIMINARY STATEMENT

        The Board of Directors of the Depositor has duly authorized the formation of a trust (the "Trust") to issue a series of asset backed certificates with an aggregate initial Certificate Principal Balance of $495,189,000 to be known as the Saxon Asset Securities Trust 1998-3, Mortgage
Loan Asset Backed Certificates, Series 1998-3 (the "Certificates"). The
Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of the following: the Class AF-1, Class AF-2,
Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class
BF-1, Class BF-2, Class BF-3, Class AV-1, Class MV-1, Class MV-2, Class BV-1,
Class BV-2, Class BV-3, Class C and Class R Certificates.

        In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat certain assets of the Trust as real estate mortgage investment conduits for federal income tax purposes.

        NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Master
Servicer and the Trustee agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

 .        Section 1.01.  Standard Terms; Section References

        (a) The Standard Terms prescribe the duties, responsibilities and obligations of the Depositor, the Master Servicer and the Trustee with respect to the Certificates. The Depositor, the Master Servicer, and the Trustee agree to observe and perform such duties, responsibilities and obligations to the extent they are not inconsistent with the provisions of this Agreement and acknowledge that, except to the extent inconsistent with the provisions of this Agreement, the Standard Terms as of the Closing Date, as modified by Sections
1.01, 1.02 and 5.07 hereof, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

        (b) Unless otherwise specified herein, all references in this Agreement to sections shall mean sections contained in this Agreement.

        (c) The definition of "Qualified Substitute Mortgage Loan" is amended to read as follows:

               "Qualified Substitute Mortgage Loan": A mortgage loan substituted by Saxon or a Seller for a Deleted Mortgage Loan that, on the date of such substitution: (i) has an Unpaid Principal Balance not greater than the Unpaid Principal Balance of the Deleted Mortgage Loan, (ii) has a
         Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage
         Loan, (iii) has a Net Rate not less than the Net Rate of the Deleted
         Mortgage Loan, (iv) has a remaining term to maturity not later than one year prior to the "latest possible maturity date" specified in the Trust Agreement, (v) has a Loan-to-Value Ratio as of the first day of the month in which the substitution occurs equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date (in each case, using the fair market value at origination and after taking into account the Monthly Payment due on such date), and (vi) complies with each applicable representation, warranty, and covenant pertaining to an individual Mortgage Loan set forth in the Trust Agreement, was underwritten on the basis of credit underwriting standards at least as strict as the credit underwriting standards used with respect to the Deleted Mortgage Loan and, if a Seller is effecting the substitution, complies with each applicable representation, warranty, or covenant pertaining to an individual Mortgage Loan set forth in the related
         Sales Agreement or Subsequent Sales Agreement; provided, however, that no ARM Loan may be substituted for a Deleted Mortgage Loan unless such Deleted Mortgage Loan is also an ARM Loan and, in addition to meeting the conditions set forth above, the ARM Loan to be substituted, on the date of the substitution: (a) provides for a lowest possible Net Rate that is not lower than the lowest possible Net Rate for the Deleted
         Mortgage Loan and a highest possible Net Rate that is not lower than the highest possible Net Rate for the Deleted Mortgage Loan, (b) has a Gross Margin that is not less than the Gross Margin of the Deleted
         Mortgage Loan, (c) has a Periodic Rate Cap not less than the Periodic
         Rate Cap on the Deleted Mortgage Loan, (d) has a next interest adjustment date that is the same as the next interest adjustment date for the Deleted Mortgage Loan or occurs not more than two months prior to or two months later than the next interest adjustment date for the Deleted Mortgage Loan, (e) does not have a permitted increase or decrease in the Monthly Payment less than the permitted increase or decrease applicable to the Deleted Mortgage Loan and (f) is not convertible to a fixed Mortgage Interest Rate unless the Deleted
         Mortgage Loan is so convertible. If more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, the amount described in clause (i) of the preceding sentence shall be determined on the basis of aggregate Unpaid Principal Balances, the rates described in clauses (ii) and (iii) of the preceding sentence and clause (a) of the proviso to the preceding sentence shall be determined on the basis of weighted average Mortgage Interest Rates and Net Rates, as the case may be, the Gross Margins described in clause (b) of the proviso to the preceding sentence shall be determined on the basis of weighted average Gross Margins, and the interest adjustment dates described in clause (d) of the proviso to the preceding sentence shall be determined on the basis of weighted average interest adjustment dates. In the case of a Trust for which a REMIC election has been or will be made, a Qualified Substitute Mortgage Loan also shall satisfy the following criteria as of the date of its substitution for a Deleted
         Mortgage Loan: (A) the Borrower shall not be 59 or more days delinquent in payment on the Qualified Substitute Mortgage Loan, (B) the Trustee
         Mortgage Loan File for such Mortgage Loan shall not contain any material deficiencies in documentation and shall include an executed
         Mortgage Note and a recorded Security Instrument; (C) the Loan to Value
         Ratio of such Mortgage Loan must be 125% or less on the date of origination of such Mortgage Loan or, if any of the terms of such Mortgage Loan were modified other than in connection with a default or imminent default on such Mortgage Loan, on the date of such modification; (D) no property securing such Mortgage Loan may be subject to foreclosure, bankruptcy, or insolvency proceedings; (E) such Mortgage Loan must be secured by a valid lien on the related Mortgaged
         Premises; and (F) shall otherwise constitute an eligible asset for a REMIC under the REMIC Provisions.



        (d) Paragraph (e) of the definition of "Trustee Mortgage Loan File" in the Standard Terms is amended to read as follows:

         "(e) in the case of a Mortgage Loan that is not identified in the Mortgage Loan Schedule as a Junior Mortgage Loan of the type described below, an original Title Insurance Policy, Certificate of Title
         Insurance or a written commitment to issue a Title Insurance Policy or Certificate of Title Insurance or a copy of a Title Insurance Policy or Certificate of Title Insurance certified as true and correct by the applicable Insurer and, in the case of a Mortgage Loan identified as a Junior Mortgage Loan with a principal balance of $50,000 or less, a representation of the Seller in the Sales Agreement that (i) the related senior mortgage loan is held by an institutional lender such as a bank, other financial institution or mortgage company and (ii) the Seller has determined based on a review of a property profile or title report acceptable to such Seller that the Borrower has valid title to the Mortgaged Premises;"

         (e) Upon the occurrence of a Group I or Group II Trigger Event, the
Trustee shall advise the Certificateholders of that fact and, if requested to do so by the holders of Certificates representing a majority of the Voting Rights, the Trustee shall terminate Meritech as the Servicer.

 .        Section 1.02.  Defined Terms

        Capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms. In addition, the following provisions shall govern the defined terms set forth below for the Trust Agreement. If a term defined in the Standard Terms is also defined herein, the definition herein shall control.

        "Accrual Period": With respect to the Group I Certificates and any
Distribution Date, the calendar month immediately preceding such Distribution
Date; a "calendar month" shall be deemed to be 30 days. With respect to the Group II Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or in the case of the first
Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date. All calculations of interest on the Group I
Certificates will be made on the basis of a 360-day year assumed to consist of twelve 30-day months and all calculations of interest on the Group II
Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a year of 360 days.

        "Book-Entry Certificates": The Class AF-1, Class AF-2, Class AF-3, Class
AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1,
Class MV-1, Class MV-2, Class BV-1 Class BF-2, Class BF-3, Class BV-2 and Class
BV-3 Certificates, except to the extent provided in Section 5.03 of the Standard
Terms.

        "Certificate": Any of the Class AF-1, Class AF-2, Class AF-3, Class
AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2,
Class BF-3, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2, Class
BV-3, Class C and Class R Certificates.

        "Certificate Registrar": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

        "Class": Any of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class
AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2, Class BF-3,
Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2, Class BV-3, Class C and Class R.

         "Certificate Definitions":

                  "Group I Certificates":

   "Class   AF-1   Certificate":    Any    "Class   AF-2   Certificate":   Any    "Class   AF-3   Certificate":   Any
Certificate   designated  as  a  "Class  Certificate  designated  as a  "Class  Certificate  designated  as a  "Class
AF-1  Certificate" on the face thereof,  AF-2   Certificate"   on   the   face  AF-3   Certificate"   on   the   face
in the  form of  Exhibit  AF-1  hereto,  thereof,  in the form of Exhibit AF-2  thereof,  in the form of Exhibit AF-3
representing      the      right     to  hereto,  representing  the  right  to  hereto,  representing  the  right  to
distributions as set forth herein.       distributions as set forth herein.     distributions as set forth herein.


  "Class  AF-1  Certificate   Principal    "Class AF-2  Certificate  Principal    "Class AF-3  Certificate  Principal
Balance":   The  Certificate  Principal  Balance":  The Certificate  Principal  Balance":  The Certificate  Principal
Balance of the Class AF-1 Certificates.  Balance    of    the    Class    AF-2  Balance    of    the    Class    AF-3
                                         Certificates.                          Certificates.


  "Class AF-1 Current  Interest":  With    "Class  AF-2   Current   Interest":    "Class  AF-3   Current   Interest":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  With  respect  to  any   Distribution
interest  accrued  on  the  Class  AF-1  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
Certificate      Principal      Balance  Class  AF-2   Certificate   Principal  Class  AF-3   Certificate   Principal
immediately  prior to such Distribution  Balance  immediately  prior  to  such  Balance  immediately  prior  to  such
Date during the related  Accrual Period  Distribution  Date during the related  Distribution  Date during the related at the  Class  AF-1  Pass-Through  Rate  Accrual  Period  at  the  Class  AF-2  Accrual  Period  at  the  Class  AF-3
plus any amount previously  distributed  Pass-Through  Rate  plus  any  amount  Pass-Through  Rate  plus  any  amount with  respect  to  interest  for  Class  previously  distributed  with respect  previously  distributed  with respect
AF-1  that  is  recovered   during  the  to  interest  for Class  AF-2 that is  to  interest  for Class  AF-3 that is related  Accrual  Period as a  voidable  recovered  during the related Accrual  recovered  during the related Accrual preference  by a trustee in  bankruptcy  Period as a voidable  preference by a  Period as a voidable  preference by a
pursuant  to  a  final   non-appealable  trustee in  bankruptcy  pursuant to a  trustee in  bankruptcy  pursuant to a
order.                                   final non-appealable order.            final non-appealable order.


  "Class AF-1  Interest  Carry  Forward    "Class AF-2 Interest  Carry Forward    "Class AF-3 Interest  Carry Forward
Amount":    With    respect   to   each  Amount":   With   respect   to   each  Amount":   With   respect   to   each
Distribution  Date,  the sum of (i) the  Distribution  Date,  the  sum  of (i)  Distribution  Date,  the  sum  of (i)
excess  of  (A)  Class   AF-1   Current  the excess of (A) Class AF-2  Current  the excess of (A) Class AF-3  Current
Interest    with   respect   to   prior  Interest   with   respect   to  prior  Interest   with   respect   to  prior
Distribution  Dates over (B) the amount  Distribution   Dates   over  (B)  the  Distribution   Dates   over  (B)  the
actually   distributed  to  Class  AF-1  amount actually  distributed to Class  amount actually  distributed to Class with  respect to interest on such prior  AF-2  with  respect  to  interest  on  AF-3  with  respect  to  interest  on
Distribution  Dates  and (ii)  interest  such  prior  Distribution  Dates  and  such  prior  Distribution  Dates  and thereon at the Class AF-1  Pass-Through  (ii)  interest  thereon  at the Class  (ii)  interest  thereon  at the Class
Rate for the related Accrual Period.     AF-2   Pass-Through   Rate   for  the  AF-3   Pass-Through   Rate   for  the
                                         related Accrual Period.                related Accrual Period.


  "Class   AF-1   Pass-Through   Rate":    "Class  AF-2  Pass-Through   Rate":    "Class  AF-3  Pass-Through   Rate":
With   respect  to  each   Distribution  With  respect  to  each  Distribution  With  respect  to  each  Distribution
Date, _.__% per annum.                   Date, _.__% per annum.                 Date, _.__% per annum.


   "Class   AF-4   Certificate":    Any    "Class   AF-5   Certificate":   Any    "Class   AF-6   Certificate":   Any
Certificate   designated  as  a  "Class  Certificate  designated  as a  "Class  Certificate  designated  as a  "Class
AF-4  Certificate" on the face thereof,  AF-5   Certificate"   on   the   face  AF-6   Certificate"   on   the   face
in the  form of  Exhibit  AF-4  hereto,  thereof,  in the form of Exhibit AF-5  thereof,  in the form of Exhibit AF-6
representing      the      right     to  hereto,  representing  the  right  to  hereto,  representing  the  right  to
distributions as set forth herein.       distributions as set forth herein.     distributions as set forth herein.


  "Class  AF-4  Certificate   Principal    "Class AF-5  Certificate  Principal    "Class AF-6  Certificate  Principal
Balance":   The  Certificate  Principal  Balance":  The Certificate  Principal  Balance":  The Certificate  Principal
Balance of the Class AF-4 Certificates.  Balance    of    the    Class    AF-5  Balance    of    the    Class    AF-6
                                         Certificates.                          Certificates.


  "Class AF-4 Current  Interest":  With    "Class  AF-5   Current   Interest":    "Class  AF-6   Current   Interest":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  With  respect  to  any   Distribution
interest  accrued  on  the  Class  AF-4  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
Certificate      Principal      Balance  Class  AF-5   Certificate   Principal  Class  AF-6   Certificate   Principal
immediately  prior to such Distribution  Balance  immediately  prior  to  such  Balance  immediately  prior  to  such
Date during the related  Accrual Period  Distribution  Date during the related  Distribution  Date during the related at the  Class  AF-4  Pass-Through  Rate  Accrual  Period  at  the  Class  AF-5  Accrual  Period  at  the  Class  AF-6
plus any amount previously  distributed  Pass-Through  Rate  plus  any  amount  Pass-Through  Rate  plus  any  amount with  respect  to  interest  for  Class  previously  distributed  with respect  previously  distributed  with respect
AF-4  that  is  recovered   during  the  to  interest  for Class  AF-5 that is  to  interest  for Class  AF-6 that is related  Accrual  Period as a  voidable  recovered  during the related Accrual  recovered  during the related Accrual preference  by a trustee in  bankruptcy  Period as a voidable  preference by a  Period as a voidable  preference by a
pursuant  to  a  final   non-appealable  trustee in  bankruptcy  pursuant to a  trustee in  bankruptcy  pursuant to a
order.                                   final non-appealable order.            final non-appealable order.


  "Class AF-4  Interest  Carry  Forward    "Class AF-5 Interest  Carry Forward    "Class AF-6 Interest  Carry Forward
Amount":    With    respect   to   each  Amount":   With   respect   to   each  Amount":   With   respect   to   each
Distribution  Date,  the sum of (i) the  Distribution  Date,  the  sum  of (i)  Distribution  Date,  the  sum  of (i)
excess  of  (A)  Class   AF-4   Current  the excess of (A) Class AF-5  Current  the excess of (A) Class AF-6  Current
Interest    with   respect   to   prior  Interest   with   respect   to  prior  Interest   with   respect   to  prior
Distribution  Dates over (B) the amount  Distribution   Dates   over  (B)  the  Distribution   Dates   over  (B)  the
actually   distributed  to  Class  AF-4  amount actually  distributed to Class  amount actually  distributed to Class with  respect to interest on such prior  AF-5  with  respect  to  interest  on  AF-6  with  respect  to  interest  on
Distribution  Dates  and (ii)  interest  such  prior  Distribution  Dates  and  such  prior  Distribution  Dates  and thereon at the Class AF-4  Pass-Through  (ii)  interest  thereon  at the Class  (ii)  interest  thereon  at the Class
Rate for the related Accrual Period.     AF-5   Pass-Through   Rate   for  the  AF-6   Pass-Through   Rate   for  the
                                         related Accrual Period.                related Accrual Period.


  "Class AF-4 Pass-Through  Rate": With    "Class  AF-5  Pass-Through   Rate":    "Class  AF-6  Pass-Through   Rate":
respect  to  each  Distribution   Date,  With  respect  to  each  Distribution  With  respect  to  each  Distribution
_.__% per annum.                         Date,  the  lesser  of (i)  _.__% per  Date, _.__% per annum.
                                         annum   plus,   after   the   Initial
                                         Optional  Termination Date, 0.50% and
                                         (ii)  the  Group I Net  Rate for such
                                         date.

  "Class AF-6 Principal  Distribution  Amount":  With respect to any Distribution Date, the product of (i) a fraction the numerator of which is the Class AF-6  Certificate  Principal  Balance and the denominator of which is the Group I
Class A Certificate  Principal  Balance,  in each case immediately prior to such Distribution  Date, (ii) the Group I
Class A  Principal  Distribution  Amount for such  Distribution  Date and (iii) the  applicable  percentage  for such
Distribution Date set forth below:
                                Distribution Date                 Percentage

                           July 1998 - June 2001                      0%
                           July 2001 - June 2003                      45%
                           July 2003 - June 2004                      80%
                           July 2004 - June 2005                     100%
                           July 2005 and thereafter                  300%

  "Class  MF-1  Applied  Realized  Loss    "Class MF-2 Applied  Realized  Loss    "Class BF-1 Applied  Realized  Loss
Amount":  As to any Distribution  Date,  Amount":   As  to  any   Distribution  Amount":   As  to  any   Distribution
the  sum of the  Realized  Losses  with  Date, the sum of the Realized  Losses  Date, the sum of the Realized  Losses
respect  to  Group  I which  have  been  with  respect  to Group I which  have  with  respect  to Group I which  have
applied    in    reduction    of    the  been  applied  in  reduction  of  the  been  applied  in  reduction  of  the
Certificate  Principal  Balance  of the  Certificate  Principal Balance of the  Certificate  Principal Balance of the
Class  MF-1  Certificates  pursuant  to  Class MF-2  Certificates  pursuant to  Class BF-1  Certificates  pursuant to
Section 3.02(h) hereof.                  Section 3.02(h) hereof.                Section 3.02(h) hereof.


   "Class   MF-1   Certificate":    Any    "Class   MF-2   Certificate":   Any    "Class   BF-1   Certificate":   Any
Certificate   designated  as  a  "Class  Certificate  designated  as a  "Class  Certificate  designated  as a  "Class
MF-1  Certificate" on the face thereof,  MF-2   Certificate"   on   the   face  BF-1   Certificate"   on   the   face
in the  form of  Exhibit  MF-1  hereto,  thereof,  in the form of Exhibit MF-2  thereof,  in the form of Exhibit BF-1
representing      the      right     to  hereto,  representing  the  right  to  hereto,  representing  the  right  to
distributions as set forth herein.       distributions as set forth herein.     distributions as set forth herein.


  "Class  MF-1  Certificate   Principal    "Class MF-2  Certificate  Principal    "Class BF-1  Certificate  Principal
Balance":   The  Certificate  Principal  Balance":  The Certificate  Principal  Balance":  The Certificate  Principal
Balance of the Class MF-1  Certificates  Balance    of    the    Class    MF-2  Balance    of    the    Class    BF-1
less any  Class  MF-1  Unpaid  Realized  Certificates   less  any  Class  MF-2  Certificates   less  any  Class  BF-1
Loss Amount.                             Unpaid Realized Loss Amount.           Unpaid Realized Loss Amount.


  "Class MF-1 Current  Interest":  With    "Class  MF-2   Current   Interest":    "Class  BF-1   Current   Interest":
respect to any  Distribution  Date, the  With  respect  to  any   Distribution  With  respect  to  any   Distribution
interest  accrued  on  the  Class  MF-1  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
Certificate      Principal      Balance  Class  MF-2   Certificate   Principal  Class   BF   Certificate    Principal
immediately  prior to such Distribution  Balance  immediately  prior  to  such  Balance  immediately  prior  to  such
Date during the related  Accrual Period  Distribution  Date during the related  Distribution  Date during the related at the  Class  MF-1  Pass-Through  Rate  Accrual  Period  at  the  Class  MF-2  Accrual  Period  at  the  Class  BF-1
plus any amount previously  distributed  Pass-Through  Rate  plus  any  amount  Pass-Through  Rate  plus  any  amount with  respect  to  interest  for  Class  previously  distributed  with respect  previously  distributed  with respect
MF-1  that  is  recovered   during  the  to  interest  for Class  MF-2 that is  to  interest  for Class  BF-1 that is related  Accrual  Period as a  voidable  recovered  during the related Accrual  recovered  during the related Accrual preference  by a trustee in  bankruptcy  Period as a voidable  preference by a  Period as a voidable  preference by a
pursuant  to  a  final   non-appealable  trustee in  bankruptcy  pursuant to a  trustee in  bankruptcy  pursuant to a
order.                                   final non-appealable order.            final non-appealable order.


  "Class MF-1  Interest  Carry  Forward    "Class MF-2 Interest  Carry Forward    "Class BF-1 Interest  Carry Forward
Amount":    With    respect   to   each  Amount":   With   respect   to   each  Amount":   With   respect   to   each
Distribution  Date,  the sum of (i) the  Distribution  Date,  the  sum  of (i)  Distribution  Date,  the  sum  of (i)
excess  of  (A)  Class   MF-1   Current  the excess of (A) Class MF-2  Current  the excess of (A) Class BF-1  Current
Interest    with   respect   to   prior  Interest   with   respect   to  prior  Interest   with   respect   to  prior
Distribution  Dates over (B) the amount  Distribution   Dates   over  (B)  the  Distribution   Dates   over  (B)  the
actually   distributed  to  Class  MF-1  amount actually  distributed to Class  amount actually  distributed to Class with  respect to interest on such prior  MF-2  with  respect  to  interest  on  BF-1  with  respect  to  interest  on
Distribution  Dates  and (ii)  interest  such  prior  Distribution  Dates  and  such  prior  Distribution  Dates  and thereon at the Class MF-1  Pass-Through  (ii)  interest  thereon  at the Class  (ii)  interest  thereon  at the Class
Rate for the related Accrual Period.     MF-2   Pass-Through   Rate   for  the  BF-1   Pass-Through   Rate   for  the
                                         related Accrual Period.                related Accrual Period.


  "Class MF-1 Pass-Through  Rate": With    "Class  MF-2  Pass-Through   Rate":    "Class  BF-1  Pass-Through   Rate":
respect to each Distribution  Date, the  With  respect  to  each  Distribution  With  respect  to  each  Distribution lesser  of (i) _.__% per annum and (ii)  Date  the  lesser  of (i)  _.__%  per  Date,  the  lesser  of (i)  _.__% per
the Group I Net Rate.                    annum and (ii) the Group I Net Rate.   annum  and (ii) the  Group I Net Rate
                                                                                on such date.


  "Class  MF-1  Unpaid   Realized  Loss    "Class  MF-2 Unpaid  Realized  Loss    "Class  BF-1 Unpaid  Realized  Loss
Amount":  As to any Distribution  Date,  Amount":   As  to  any   Distribution  Amount":   As  to  any   Distribution
the   excess  of  (i)  the  Class  MF-1  Date,  the  excess  of (i) the  Class  Date,  the  excess  of (i) the  Class
Applied  Realized Loss Amount over (ii)  MF-2  Applied  Realized  Loss  Amount  BF-1  Applied  Realized  Loss  Amount
the sum of all  increases  in the Class  over  (ii)  the sum of all  increases  over  (ii)  the sum of all  increases
MF-1 Certificate  Principal  Balance on  in   the   Class   MF-2   Certificate  in   the   Class   BF-1   Certificate
all   previous    Distribution    Dates  Principal  Balance  on  all  previous  Principal  Balance  on  all  previous
pursuant to Section 3.02(j) hereof.      Distribution    Dates   pursuant   to  Distribution    Dates   pursuant   to
                                         Section 3.02(j) hereof.                Section 3.02(j) hereof.


  "Class BF-2 Applied  Realized  Loss  Amount":  As to any    "Class BF-3 Applied  Realized Loss Amount":  As to any
Distribution  Date,  the sum of the  Realized  Losses with  Distribution  Date, the sum of the Realized  Losses with respect  to Group I which have been  applied in  reduction  respect to Group I which have been  applied in reduction of the  Certificate  Principal  Balance  of the Class BF-2  of the Certificate  Principal  Balance of the Class BF-3
Certificates pursuant to Section 3.02(h) hereof.            Certificates pursuant to Section 3.02(h) hereof.


  "Class BF-2  Certificate":  Any  Certificate  designated    "Class BF-3 Certificate":  Any Certificate  designated
as a "Class BF-2 Certificate" on the face thereof,  in the  as a "Class BF-3  Certificate"  on the face thereof,  in form of Exhibit  BF-2  hereto,  representing  the right to  the form of Exhibit BF-3 hereto,  representing the right
distributions as set forth herein.                          to distributions as set forth herein.


  "Class  BF-2   Certificate   Principal   Balance":   The    "Class  BF-3  Certificate   Principal  Balance":   The
Certificate   Principal   Balance   of  the   Class   BF-2  Certificate   Principal   Balance   of  the  Class  BF-3
Certificates  less any Class  BF-2  Unpaid  Realized  Loss  Certificates  less any Class BF-3 Unpaid  Realized  Loss
Amount.                                                     Amount.


  "Class  BF-2  Current  Interest":  With  respect  to any    "Class BF-3  Current  Interest":  With  respect to any
Distribution  Date, the interest accrued on the Class BF-2  Distribution  Date,  the  interest  accrued on the Class
Certificate  Principal  Balance  immediately prior to such  BF-2 Certificate  Principal Balance immediately prior to
Distribution  Date  during the related  Accrual  Period at  such   Distribution  Date  during  the  related  Accrual
the  Class   BF-2   Pass-Through   Rate  plus  any  amount  Period  at the  Class  BF-3  Pass-Through  Rate plus any previously  distributed with respect to interest for Class  amount  previously  distributed with respect to interest
BF-2 that is recovered  during the related  Accrual Period  for Class  BF-3 that is  recovered  during  the  related as a  voidable  preference  by  a  trustee  in  bankruptcy  Accrual Period as a voidable  preference by a trustee in
pursuant to a final non-appealable order.                   bankruptcy pursuant to a final non-appealable order.


  "Class  BF-2  Interest  Carry  Forward   Amount":   With    "Class  BF-3  Interest  Carry  Forward  Amount":  With
respect  to  each  Distribution  Date,  the sum of (i) the  respect to each  Distribution  Date,  the sum of (i) the excess of (A) Class BF-2 Current  Interest with respect to  excess of (A) Class BF-3 Current  Interest  with respect
prior  Distribution  Dates  over (B) the  amount  actually  to  prior   Distribution   Dates  over  (B)  the  amount
distributed  to Class  BF-2 with  respect to  interest  on  actually  distributed  to Class  BF-3  with  respect  to such prior  Distribution  Dates and (ii) interest  thereon  interest  on such  prior  Distribution  Dates  and  (ii)
at the  Class  BF-2  Pass-Through  Rate  for  the  related  interest  thereon  at the Class BF-3  Pass-Through  Rate
Accrual Period.                                             for the related Accrual Period.


  "Class BF-2  Pass-Through  Rate":  With  respect to each    "Class BF-3  Pass-Through  Rate": With respect to each
Distribution  Date,  the lesser of (i) _.__% per annum and  Distribution  Date,  the  lesser  of (i) _.__% per annum
(ii) the Group I Net Rate on such date.                     and (ii) the Group I Net Rate on such date.


  "Class  BF-2 Unpaid  Realized  Loss  Amount":  As to any    "Class BF-3 Unpaid  Realized Loss  Amount":  As to any
Distribution  Date,  the  excess  of (i)  the  Class  BF-2  Distribution  Date,  the  excess of (i) the  Class  BF-3
Applied  Realized  Loss  Amount  over  (ii) the sum of all  Applied  Realized  Loss  Amount over (ii) the sum of all
increases   in  the  Class  BF-2   Certificate   Principal  increases  in  the  Class  BF-3  Certificate   Principal
Balance on all  previous  Distribution  Dates  pursuant to  Balance on all previous  Distribution  Dates pursuant to
Section 3.02(j) hereof.                                     Section 3.02(j) hereof.


         "Group II Certificates":

  "Class AV-1 Certificate": Any Certificate designated as a "Class AV-1 Certificate" on the face thereof, in the form of Exhibit AV-1 hereto representing the right to distributions as set forth herein.


  "Class  AV-1   Certificate   Principal   Balance":   The
Certificate   Principal   Balance   of  the   Class   AV-1
Certificates.


  "Class   AV-1   Certificates   Carryover":   If  on  any
Distribution  Date the  Class  AV-1  Pass-Through  Rate is
based upon the Group II  Available  Funds Cap,  the excess
of (i) the amount of interest the Class AV-1  Certificates
would be  entitled  to receive on such  Distribution  Date
had the Class AV-1  Pass-Through  Rate not been calculated
based on the  Group II  Available  Funds Cap over (ii) the
amount of  interest  such  Certificates  received  on such
Distribution  Date based on the Group II  Available  Funds
Cap,  together with the unpaid  portion of any such excess
from  prior   Distribution  Dates  (and  interest  accrued
thereon at the then applicable  Pass-Through Rate, without
giving effect to the Group II Available Funds Cap).


  "Class  AV-1  Current  Interest":  With  respect  to any
Distribution  Date, the interest accrued on the Class AV-1
Certificate  Principal  Balance  immediately prior to such
Distribution  Date  during the related  Accrual  Period at
the  Class  AV-1  Pass   Through   Rate  plus  any  amount
previously  distributed with respect to interest for Class
AV-1 that is recovered  during the related  Accrual Period
as a  voidable  preference  by  a  trustee  in  bankruptcy
pursuant  to  a  final,   nonappealable  order;  provided,
however,  Class AV-1  Current  Interest  shall not include
any Class AV-1 Certificates Carryover.


  "Class  AV-1  Interest  Carry  Forward   Amount":   With
respect  to any  Distribution  Date,  the  sum of (i)  the
excess of (A) Class AV-1 Current  Interest with respect to
prior   Distribution   Dates  (excluding  any  Class  AV-1
Certificates  Carryover)  over  (B)  the  amount  actually
distributed to Class AV-1 with respect to interest  (other
than in respect of Class AV-1  Certificate  Carryover)  on
such prior  Distribution  Dates and (ii)  interest on such
excess  at  the  Class  AV-1  Pass-Through  Rate  for  the
related Accrual Period.


  "Class  AV-1  Pass-Through  Rate":  With  respect to any
Distribution Date, the least of (x) One Month LIBOR plus, in the case of any Distribution Date prior to the Initial
Optional Termination Date, 0.__% per annum, or in the case of any Distribution Date that occurs on or after the Initial Optional Termination Date, plus 0.__% per annum,
(y) the weighted average of the Maximum Lifetime  Mortgage
Interest  Rates on the Mortgage Loans in Group II less the
Group  II  Servicing  Fee Rate  and the  Group  II  Master
Servicing  Fee Rate and (z) the Group II  Available  Funds
Cap for such Distribution Date.

  "Class MV-1 Applied  Realized  Loss  Amount":  As to any    "Class MV-2 Applied  Realized Loss Amount":  As to any
Distribution  Date,  the sum of the  Realized  Losses with  Distribution  Date, the sum of the Realized  Losses with
respect to Group II which have been  applied in  reduction  respect  to  Group  II  which   have  been   applied  in
of the  Certificate  Principal  Balance  of the Class MV-1  reduction of the  Certificate  Principal  Balance of the
Certificates pursuant to Section 3.02(i) hereof.            Class MV-2  Certificates  pursuant  to  Section  3.02(i)
                                                            hereof.


  "Class MV-1  Certificate":  Any  Certificate  designated    "Class MV-2 Certificate":  Any Certificate  designated
as a "Class MV-1 Certificate" on the face thereof,  in the  as a "Class MV-2  Certificate"  on the face thereof,  in form of  Exhibit  MV-1  hereto  representing  the right to  the form of Exhibit MV-2 hereto  representing  the right
distributions as set forth herein.                          to distributions as set forth herein.


  "Class  MV-1   Certificate   Principal   Balance":   The    "Class  MV-2  Certificate   Principal  Balance":   The
Certificate   Principal   Balance   of  the   Class   MV-1  Certificate   Principal   Balance   of  the  Class  MV-2
Certificates  less any Class  MV-1  Unpaid  Realized  Loss  Certificates  less any Class MV-2 Unpaid  Realized  Loss
Amount.                                                     Amount.


  "Class   MV-1   Certificates   Carryover":   If  on  any    "Class  MV-2  Certificates   Carryover":   If  on  any
Distribution  Date the  Class  MV-1  Pass-Through  Rate is  Distribution  Date the Class MV-2  Pass-Through  Rate is
based upon the Group II  Available  Funds Cap,  the excess  based upon the Group II Available  Funds Cap, the excess
of (i) the amount of interest the Class MV-1  Certificates  of  (i)  the   amount  of   interest   the  Class   MV-2
would be  entitled  to receive on such  Distribution  Date  Certificates  would  be  entitled  to  receive  on  such had the Class MV-1  Pass-Through  Rate not been calculated  Distribution  Date had the Class MV-2  Pass-Through Rate
based on the  Group II  Available  Funds Cap over (ii) the  not  been  calculated  based on the  Group II  Available
amount of  interest  such  Certificates  received  on such  Funds  Cap  over  (ii)  the  amount  of  interest   such
Distribution  Date based on the Group II  Available  Funds  Certificates  received on such  Distribution  Date based
Cap,  together with the unpaid  portion of any such excess  on the Group II Available  Funds Cap,  together with the
from  prior   Distribution  Dates  (and  interest  accrued  unpaid   portion   of  any  such   excess   from   prior
thereon at the then applicable  Pass-Through Rate, without  Distribution  Dates (and interest accrued thereon at the
giving effect to the Group II Available Funds Cap).         then  applicable   Pass-Through   Rate,  without  giving
                                                            effect to the Group II Available Funds Cap).

  "Class  MV-1  Current  Interest":  With  respect  to any    "Class MV-2  Current  Interest":  With  respect to any
Distribution  Date, the interest accrued on the Class MV-1  Distribution  Date,  the  interest  accrued on the Class
Certificate  Principal  Balance  immediately prior to such  MV-2 Certificate  Principal Balance immediately prior to
Distribution  Date  during the related  Accrual  Period at  such   Distribution  Date  during  the  related  Accrual
the  Class  MV-1  Pass   Through   Rate  plus  any  amount  Period at the  Class  MV-2  Pass  Through  Rate plus any previously  distributed with respect to interest for Class  amount  previously  distributed with respect to interest
MV-1 that is recovered  during the related  Accrual Period  for Class  MV-2 that is  recovered  during  the  related as a  voidable  preference  by  a  trustee  in  bankruptcy  Accrual Period as a voidable  preference by a trustee in
pursuant  to  a  final,   nonappealable  order;  provided,  bankruptcy  pursuant  to a final,  nonappealable  order;
however,  Class MV-1  Current  Interest  shall not include  provided,  however,  Class MV-2 Current  Interest  shall
any Class MV-1 Certificates Carryover.                      not include any Class MV-2 Certificates Carryover.


  "Class  MV-1  Interest  Carry  Forward   Amount":   With    "Class  MV-2  Interest  Carry  Forward  Amount":  With
respect  to any  Distribution  Date,  the  sum of (i)  the  respect to each  Distribution  Date,  the sum of (i) the excess of (A) Class MV-1 Current  Interest with respect to  excess of (A) Class MV-2 Current  Interest  with respect
prior   Distribution   Dates  (excluding  any  Class  MV-1  to prior  Distribution  Dates  (excluding any Class MV-2
Certificates  Carryover)  over  (B)  the  amount  actually  Certificates  Carryover)  over (B) the  amount  actually distributed to Class MV-1 with respect to interest  (other  distributed  to Class  MV-2  with  respect  to  interest
than in respect of Class MV-1  Certificate  Carryover)  on  (other  than  in  respect  of  Class  MV-2   Certificate
such prior  Distribution  Dates and (ii)  interest on such  Carryover)  on such  prior  Distribution  Dates and (ii)
excess  at  the  Class  MV-1  Pass-Through  Rate  for  the  interest on such  excess at the Class MV-2  Pass-Through
related Accrual Period.                                     Rate for the related Accrual Period.


  "Class  MV-1  Pass-Through  Rate":  With  respect to any    "Class MV-2  Pass-Through  Rate":  With respect to any
Distribution  Date, the least of (x) One Month LIBOR plus,  Distribution  Date,  the  least of (x) One  Month  LIBOR in the case of any Distribution  Date prior to the Initial  plus, in the case of any Distribution  Date prior to the
Optional  Termination  Date,  0.__% per  annum,  or in the  Initial Optional  Termination  Date, 0.__% per annum, or case of any Distribution  Date that occurs on or after the  in the case of any  Distribution  Date that occurs on or
Initial Optional  Termination  Date, plus 0.__% per annum,  after the Initial Optional  Termination Date, plus 0.__%
(y) the weighted average of the Maximum Lifetime  Mortgage  per  annum,  (y) the  weighted  average  of the  Maximum
Interest  Rates on the Mortgage Loans in Group II less the  Lifetime  Mortgage  Interest Rates on the Mortgage Loans
Group  II  Servicing  Fee Rate  and the  Group  II  Master  in  Group II less the  Group II  Servicing  Fee Rate and
Servicing  Fee Rate and (z) the Group II  Available  Funds  the  Group  II  Master  Servicing  Fee  Rate and (z) the
Cap for such Distribution Date.                             Group II Available Funds Cap for such Distribution Date.


    "Class MV-1 Unpaid  Realized Loss  Amount":  As to any      "Class  MV-2 Unpaid  Realized  Loss  Amount":  As to
Distribution  Date,  the  excess  of (i)  the  Class  MV-1  any Distribution  Date, the excess of (i) the Class MV-2
Applied  Realized  Loss  Amount  over  (ii) the sum of all  Applied  Realized  Loss  Amount over (ii) the sum of all
increases in the Class MV-1 Certificate  Principal Balance  increases  in  the  Class  MV-2  Certificate   Principal
on all  previous  Distribution  Dates  pursuant to Section  Balance on all previous  Distribution  Dates pursuant to
3.02(k) hereof.                                             Section 3.02(k) hereof.


  "Class BV-1  Applied  Realized  Loss    "Class BV-2 Applied  Realized  Loss    "Class BV-3 Applied  Realized  Loss
Amount:  As to any Distribution  Date,  Amount:   As  to   any   Distribution  Amount:   As  to   any   Distribution
the sum of the  Realized  Losses  with  Date, the sum of the Realized  Losses  Date, the sum of the Realized  Losses
respect  to Group II which  have  been  with  respect  to Group II which have  with  respect  to Group II which have
applied    in    reduction    of   the  been  applied  in  reduction  of  the  been  applied  in  reduction  of  the
Certificate  Principal  Balance of the  Certificate  Principal Balance of the  Certificate  Principal Balance of the
Class BV-1  Certificates  pursuant  to  Class BV-2  Certificates  pursuant to  Class BV-3  Certificates  pursuant to
Section 3.02(i) hereof.                 Section 3.02(i) hereof.                Section 3.02(i) hereof.


  "Class   BV-1   Certificate":    Any    "Class   BV-2   Certificate":   Any    "Class   BV-3   Certificate":   Any
Certificate  designated  as  a  "Class  Certificate  designated  as a  "Class  Certificate  designated  as a  "Class
BV-1    Certificate"   on   the   face  BV-2   Certificate"   on   the   face  BV-3   Certificate"   on   the   face
thereof,  in the form of Exhibit  BV-1  thereof,  in the form of Exhibit BV-2  thereof,  in the form of Exhibit BV-3
hereto   representing   the  right  to  hereto   representing  the  right  to  hereto   representing  the  right  to
distributions as set forth herein.      distributions as set forth herein.     distributions as set forth herein.


  "Class  BV-1  Certificate  Principal    "Class BV-2  Certificate  Principal    "Class BV-3  Certificate  Principal
Balance":  The  Certificate  Principal  Balance":  The Certificate  Principal  Balance":  The Certificate  Principal
Balance     of    the    Class    BV-1  Balance    of    the    Class    BV-2  Balance    of    the    Class    BV-3
Certificates   less  any  Class   BV-1  Certificates   less  any  Class  BV-2  Certificates   less  any  Class  BV-3
Unpaid Realized Loss Amount.            Unpaid Realized Loss Amount.           Unpaid Realized Loss Amount.


  "Class       BV-1       Certificates    "Class      BV-2       Certificates    "Class      BV-3       Certificates
Carryover":  If  on  any  Distribution  Carryover":  If on  any  Distribution  Carryover":  If on  any  Distribution
Date the Class BV-1  Pass-Through Rate  Date  the  Class  BV-2   Pass-Through  Date  the  Class  BV-3   Pass-Through
is based  upon the Group II  Available  Rate  is  based  upon  the  Group  II  Rate  is  based  upon  the  Group  II
Funds  Cap,  the  excess  of  (i)  the  Available  Funds  Cap,  the excess of  Available  Funds  Cap,  the excess of amount  of  interest  the  Class  BV-1  (i) the amount of interest  the Class  (i) the amount of interest  the Class
Certificates   would  be  entitled  to  BV-2  Certificates  would be entitled  BV-3  Certificates  would be entitled receive on such  Distribution Date had  to receive on such  Distribution Date  to receive on such  Distribution Date the Class BV-1  Pass-Through  Rate not  had the Class BV-2  Pass-Through Rate  had the Class BV-3  Pass-Through Rate
been calculated  based on the Group II  not  been  calculated  based  on  the  not  been  calculated  based  on  the
Available  Funds  Cap  over  (ii)  the  Group  II  Available  Funds  Cap over  Group  II  Available  Funds  Cap over amount of interest  such  Certificates  (ii)  the  amount  of  interest  such  (ii)  the  amount  of  interest  such
received  on  such  Distribution  Date  Certificates    received    on   such  Certificates    received    on   such
based on the Group II Available  Funds  Distribution  Date based on the Group  Distribution  Date based on the Group
Cap,  together with the unpaid portion  II  Available  Funds  Cap,   together  II  Available  Funds  Cap,   together
of  any   such   excess   from   prior  with the  unpaid  portion of any such  with the  unpaid  portion of any such
Distribution   Dates   (and   interest  excess from prior  Distribution Dates  excess from prior  Distribution Dates
accrued    thereon    at   the    then  (and interest  accrued thereon at the  (and interest  accrued thereon at the applicable  Pass-Through Rate, without  then  applicable  Pass-Through  Rate,  then  applicable  Pass-Through  Rate,
giving   effect   to  the   Group   II  without  giving  effect  to the Group  without  giving  effect  to the Group
Available Funds Cap).                   II Available Funds Cap).               II Available Funds Cap).


  "Class   BV-1   Current   Interest":    "Class  BV-2   Current   Interest":    "Class  BV-3   Current   Interest":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
Class   BV-1   Certificate   Principal  Class  BV-2   Certificate   Principal  Class  BV-3   Certificate   Principal
Balance   immediately  prior  to  such  Balance  immediately  prior  to  such  Balance  immediately  prior  to  such
Distribution  Date  during the related  Distribution  Date during the related  Distribution  Date during the related
Accrual  Period at the Class BV-1 Pass  Accrual  Period  at  the  Class  BV-2  Accrual  Period  at  the  Class  BV-3
Through    Rate   plus   any    amount  Pass  Through  Rate  plus any  amount  Pass  Through  Rate  plus any  amount previously  distributed  with  respect  previously  distributed  with respect  previously  distributed  with respect to  interest  for  Class  BV-1 that is  to  interest  for Class  BV-2 that is  to  interest  for Class  BV-3 that is recovered  during the related  Accrual  recovered  during the related Accrual  recovered  during the related Accrual
Period as a voidable  preference  by a  Period as a voidable  preference by a  Period as a voidable  preference by a trustee in  bankruptcy  pursuant  to a  trustee in  bankruptcy  pursuant to a  trustee in  bankruptcy  pursuant to a
final,  nonappealable order; provided,  final,      nonappealable      order;  final,      nonappealable      order;
however,  Class BV-1 Current  Interest  provided,    however,    Class   BV-2  provided,    however,    Class   BV-3
shall  not   include  any  Class  BV-1  Current  Interest  shall not  include  Current  Interest  shall not  include
Certificates Carryover.                 any    Class    BV-2     Certificates  any    Class    BV-3     Certificates
                                        Carryover.                             Carryover.

  "Class BV-1  Interest  Carry Forward    "Class BV-2 Interest  Carry Forward    "Class BV-3 Interest  Carry Forward
Amount":    With   respect   to   each  Amount":   With   respect   to   each  Amount":   With   respect   to   each
Distribution  Date, the sum of (i) the  Distribution  Date,  the  sum  of (i)  Distribution  Date,  the  sum  of (i)
excess  of  (A)  Class  BV-1   Current  the excess of (A) Class BV-2  Current  the excess of (A) Class BV-3  Current
Interest   with   respect   to   prior  Interest   with   respect   to  prior  Interest   with   respect   to  prior
Distribution   Dates   (excluding  any  Distribution   Dates  (excluding  any  Distribution   Dates  (excluding  any
Class  BV-1  Certificates   Carryover)  Class  BV-2  Certificates  Carryover)  Class  BV-3  Certificates  Carryover)
over   (B)   the    amount    actually  over   (B)   the   amount    actually  over   (B)   the   amount    actually
distributed   to   Class   BV-1   with  distributed   to  Class   BV-2   with  distributed   to  Class   BV-3   with
respect  to  interest  (other  than in  respect to  interest  (other  than in  respect to  interest  (other  than in
respect  of  Class  BV-1   Certificate  respect  of  Class  BV-2  Certificate  respect  of  Class  BV-3  Certificate
Carryover) on such prior  Distribution  Carryover)      on     such     prior  Carryover)      on     such     prior
Dates  and  (ii)   interest   on  such  Distribution  Dates and (ii) interest  Distribution  Dates and (ii) interest excess at the Class BV-1  Pass-Through  on  such  excess  at the  Class  BV-2  on  such  excess  at the  Class  BV-3
Rate for the related Accrual Period.    Pass-Through  Rate  for  the  related  Pass-Through  Rate  for  the  related
                                        Accrual Period.                        Accrual Period.

  "Class  BV-1   Pass-Through   Rate":    "Class  BV-2  Pass-Through   Rate":    "Class  BV-3  Pass-Through   Rate":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  least  of  (x)  One  Month  Date,  the  least  of (x)  One  Month  Date,  the  least  of (x)  One  Month
LIBOR   plus,   in  the  case  of  any  LIBOR  plus,   in  the  case  of  any  LIBOR  plus,   in  the  case  of  any
Distribution   Date   prior   to   the  Distribution   Date   prior   to  the  Distribution   Date   prior   to  the
Initial Optional  Termination Date, 1.  Initial  Optional  Termination  Date,  Initial  Optional  Termination  Date,
__% per  annum,  or in the case of any  _.00%  per  annum,  or in the case of  _.00%  per  annum,  or in the case of
Distribution  Date  that  occurs on or  any Distribution  Date that occurs on  any Distribution  Date that occurs on
after     the     Initial     Optional  or   after   the   Initial   Optional  or   after   the   Initial   Optional
Termination   Date,   plus  _.__%  per  Termination   Date,  plus  _.00%  per  Termination   Date,  plus  _.00%  per
annum,  (y) the  weighted  average  of  annum,  (y) the  weighted  average of  annum,  (y) the  weighted  average of
the    Maximum    Lifetime    Mortgage  the   Maximum    Lifetime    Mortgage  the   Maximum    Lifetime    Mortgage
Interest  Rates on the Mortgage  Loans  Interest  Rates on the Mortgage Loans  Interest  Rates on the Mortgage Loans
in  Group   II  less   the   Group  II  in  Group   II  less  the   Group  II  in  Group   II  less  the   Group  II
Servicing  Fee Rate  and the  Group II  Servicing  Fee Rate and the  Group II  Servicing  Fee Rate and the  Group II
Master  Servicing Fee Rate and (z) the  Master  Servicing  Fee  Rate  and (z)  Master  Servicing  Fee  Rate  and (z)
Group II Available  Funds Cap for such  the Group II Available  Funds Cap for  the Group II Available  Funds Cap for
Distribution Date.                      such Distribution Date.                such Distribution Date.


    "Class BV-1 Unpaid  Realized  Loss      "Class BV-2 Unpaid  Realized Loss      "Class BV-3 Unpaid  Realized Loss
Amount":   As  to   any   Distribution  Amount":   As  to  any   Distribution  Amount":   As  to  any   Distribution
Date,  the  excess  of (i)  the  Class  Date,  the  excess  of (i) the  Class  Date,  the  excess  of (i) the  Class
BV-1  Applied   Realized  Loss  Amount  BV-2  Applied  Realized  Loss  Amount  BV-3  Applied  Realized  Loss  Amount
over (ii) the sum of all  increases in  over  (ii)  the sum of all  increases  over  (ii)  the sum of all  increases
the Class BV-1  Certificate  Principal  in   the   Class   BV-2   Certificate  in   the   Class   BV-3   Certificate
Balance on all  previous  Distribution  Principal  Balance  on  all  previous  Principal  Balance  on  all  previous
Dates  pursuant  to  Section   3.02(k)  Distribution    Dates   pursuant   to  Distribution    Dates   pursuant   to
hereof.                                 Section 3.02(k) hereof.                Section 3.02(k) hereof.
hereof.                                 Section 3.02(k) hereof.                Section 3.02(k) hereof.


        "Class C Certificate": Any of the Certificates designated as a "Class C
Certificate" on the face thereof in the form of Exhibit C hereto representing the right to distributions as set forth herein.

         "Class C Distribution Amount": With respect to any Distribution Date, one-twelfth of the sum of:

         (a) the product of the AF-1 Balance and the excess of the Group I Net
Rate over the Class AF-1 Pass-Through Rate;

         (b) the product of the AF-2 Balance and the excess of the Group I Net
Rate over the Class AF-2 Pass-Through Rate;

         (c) the product of the AF-3 Balance and the excess of the Group I Net
Rate over the Class AF-3 Pass-Through Rate;

         (d) the product of the AF-4 Balance and the excess of the Group I Net
Rate over the Class AF-4 Pass-Through Rate;

         (e) the product of the AF-5 Balance and the excess of the Group I Net
Rate over the Class AF-5 Pass-Through Rate;

         (f) the product of the AF-6 Balance and the excess of the Group I Net
Rate over the Class AF-6 Pass-Through Rate;

         (g) the product of the MF-1 Balance and the excess of the Group I Net
Rate over the Class MF-1 Pass-Through Rate;

         (h) the product of the MF-2 Balance and the excess of the Group I Net
Rate over the Class MF-2 Pass-Through Rate;

         (i) the product of the BF-1 Balance and the excess of the Group I Net
Rate over the Class BF-1 Pass-Through Rate;

         (j) the product of the BF-2 Balance and the excess of the Group I Net
Rate over the Class BF-2 Pass-Through Rate;

         (k) the product of the BF-3 Balance and the excess of the Group I Net
Rate over the Class BF-3 Pass-Through Rate; and

         (l) any excess of the amount specified pursuant to clauses (a) through
(k) above for prior Distribution Dates over the amount actually distributed pursuant to such clauses on prior Distribution Dates.

        "Class R Certificate": Any of the Certificates designated as a "Class R
Certificate" on the face thereof, in the form of Exhibit R hereto and evidencing an interest designated as the "residual interest" in the Pooling and Issuing
REMICs for purposes of the REMIC Provisions.

        "Closing Date":  September 29, 1998.

         "Current Interest": As to any Class, the definition therefor having the corresponding designation as such Class.

         "Custodian": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

        "Cut-Off Date":  As of the close of business on September 1, 1998.

        "Delinquent": A Mortgage Loan is "Delinquent" if any payment due thereon is not made by the close of business on the last day of the Prepayment Period immediately following the day such payment is scheduled to be due. A Mortgage
Loan is "30 days Delinquent" if such payment has not been received by the close of business on the last day of the Prepayment Period of the month immediately succeeding the month in which such payment was due. Similarly for "60 days
Delinquent," "90 days Delinquent" and so on.

         "Designated Class": There is no designated Class for purposes of
Section 9.02 of the Standard Terms.

         "Distribution Account": The account or accounts created and maintained for the Trust pursuant to Section 3.01 hereof.

        "Distribution Amount": As to each Distribution Date and Class of
Certificates, the aggregate amount to be distributed to such Class on such date pursuant to Section 3.02 hereof.

        "Distribution Date": The 25th day of each month, or the next Business
Day if such 25th day is not a Business Day, commencing October 26 1998.

         "Fitch": Fitch IBCA, Inc., and its successors (One State Street Plaza,
33rd Floor, New York, New York 10004).

Group Definitions:

    "Group I": The pool of Mortgage  Loans  identified  in      "Group II":  The pool of Mortgage  Loans  identified
the related  Schedules  of  Mortgage  Loans as having been  in the related  Schedules  of  Mortgage  Loans as having assigned  to  Group I,  including  any  Group I  Qualified  been  assigned  to  Group  II,  including  any  Group II
Substitute   Mortgage   Loans   delivered  in  replacement  Qualified   Substitute   Mortgage  Loans   delivered  in
thereof.                                                    replacement thereof.


                                                                    "Group  II  Available  Funds  Cap":  As  of  any
                                                            Distribution  Date, a per annum rate equal to (w)(i) the
                                                            total scheduled  interest on the Mortgage Loans in Group
                                                            II for the  related  Due  Period  less (ii) the Group II
                                                            Servicing  Fees and  Group II Master  Servicing  Fee for
                                                            such Due Period  divided by (x) the Group II Certificate
                                                            Principal  Balance  divided by (y) the actual  number of
                                                            days in the related  Accrual  Period and  multiplied  by
                                                            (z) 360.


    "Group I  Certificate":  Any of the Class AF-1,  Class      "Group  II  Certificate":  Any  of the  Class  AV-1,
AF-2,  Class  AF-3,  Class AF-4,  Class AF-5,  Class AF-6,  Class  MV-1,  Class  MV-2,  Class  BV-1,  Class BV-2 and
Class MF-1,  Class MF-2,  Class BF-1, Class BF-2 and Class  Class BV-3 Certificates.
BF-3 Certificates.


    "Group I Certificate  Principal  Balance":  The sum of      "Group II Certificate  Principal  Balance":  The sum
the Class AF-1,  Class AF-2, Class AF-3, Class AF-4, Class  of the Class AV-1,  Class MV-1,  Class MV-2, Class BV-1,
AF-5,  Class  AF-6,  Class MF-1,  Class MF-2,  Class BF-1,  Class   BV-2  and  Class  BV-3   Certificate   Principal
Class BF-2 and Class BF-3 Certificate Principal Balances.   Balances.


    "Group I Class A Certificate  Principal Balance":  The      "Group II Class A  Certificate  Principal  Balance":
sum of the Class  AF-1,  Class  AF-2,  Class  AF-3,  Class  The  sum  of  the  Class  AV-1   Certificate   Principal
AF-4,  Class  AF-5 and Class  AF-6  Certificate  Principal  Balances.
Balances.


    "Group I Class A Principal  Distribution Amount": With      "Group II Class A  Principal  Distribution  Amount":
respect  to any  Distribution  Date  before  the  Group  I  With respect to any  Distribution  Date before the Group
Stepdown  Date or as to which a Group I Trigger  Event has  II  Stepdown  Date or as to  which a  Group  II  Trigger occurred,  100%  of the  Group  I  Principal  Distribution  Event  has  occurred,  100% of the  Group  II  Principal
Amount for such  Distribution Date and with respect to any  Distribution  Amount for such Distribution Date and with
Distribution  Date on or after the Stepdown Date and as to  respect  to  any  Distribution  Date  on  or  after  the which a Group  I  Trigger  Event  has  not  occurred,  the  Stepdown  Date and as to which a Group II Trigger  Event excess  of (i) the Group I Class A  Certificate  Principal  has not  occurred,  the excess of (i) the Group II Class
Balance  immediately  prior to such Distribution Date over  A Certificate  Principal  Balance  immediately  prior to
(ii)  the  lesser  of (A)  71% of the  Schedule  Principal  such  Distribution  Date over (ii) the lesser of (A) 62%
Balances of Group I on the  preceding Due Date and (B) the  of the  Schedule  Principal  Balances of Group II on the
excess of (I) the Scheduled  Principal Balances of Group I  preceding  Due  Date  and  (B)  the  excess  of (I)  the
on the preceding Due Date over (II) $1,297,492.             Scheduled   Principal   Balances  of  Group  II  on  the
                                                            preceding Due Date over (II) $1,178,455.


    "Group I Class BF-1  Principal  Distribution  Amount":      "Group   II  Class   BV-1   Principal   Distribution
With  respect  to any  Distribution  Date on and after the  Amount":  With respect to any  Distribution  Date on and
Group I  Stepdown  Date  and as long as a Group I  Trigger  after the Group II Stepdown  Date and as long as a Group
Event is not in effect  (subject  to the proviso set forth  II  Trigger  Event  is not  in  effect  (subject  to the in Section 3.02(c)  hereof),  the excess of (i) the sum of  proviso  set  forth  in  Section  3.02(d)  hereof),  the
(A) the  Group I Class A  Certificate  Principal  Balance,  excess  of (i)  the  sum of (A)  the  Group  II  Class A
(B) the Class MF-1 Certificate  Principal Balance, (C) the  Certificate   Principal  Balance,  (B)  the  Class  MV-1
Class  MF-2  Certificate  Principal  Balance  and  (D) the  Certificate   Principal  Balance,  (C)  the  Class  MV-2
Class  BF-1  Certificate   Principal  Balance  immediately  Certificate  Principal  Balance  and (D) the Class  BV-1
prior to such  Distribution  Date over (ii) the  lesser of  Certificate  Principal Balance immediately prior to such
(A) 95.5% of the Scheduled  Principal  Balances of Group I  Distribution  Date over (ii) the  lesser of (A) 94.5% of on the  preceding  Due Date and (B) the  excess of (I) the  the  Scheduled  Principal  Balances  of  Group II on the
Scheduled  Principal  Balances of Group I on the preceding  preceding  Due  Date  and  (B)  the  excess  of (I)  the
Due Date over (II) $1,297,492.                              Scheduled   Principal   Balances  of  Group  II  on  the
                                                            preceding Due Date over (II) $1,178,455.


    "Group I Class BF-2  Principal  Distribution  Amount":      "Group   II  Class   BV-2   Principal   Distribution
With  respect  to any  Distribution  Date on and after the  Amount":  With respect to any  Distribution  Date on and
Group I  Stepdown  Date  and as long as a Group I  Trigger  after the Group II Stepdown  Date and as long as a Group
Event is not in effect  (subject  to the proviso set forth  II  Trigger  Event  is not  in  effect  (subject  to the in Section 3.02(c)  hereof),  the excess of (i) the sum of  proviso  set  forth  in  Section  3.02(d)  hereof),  the
(A) the  Group I Class A  Certificate  Principal  Balance,  excess  of (i)  the  sum of (A)  the  Group  II  Class A
(B) the Class MF-1 Certificate  Principal Balance, (C) the  Certificate   Principal  Balance,  (B)  the  Class  MV-1
Class MF-2 Certificate  Principal  Balance,  (D) the Class  Certificate   Principal  Balance,  (C)  the  Class  MV-2
BF-1 Certificate  Principal Balance and (E) the Class BF-2  Certificate   Principal  Balance,  (D)  the  Class  BV-1
Certificate  Principal  Balance  immediately prior to such  Certificate  Principal  Balance  and (E) the Class  BV-2
Distribution  Date over (ii) the  lesser of (A) 98% of the  Certificate  Principal Balance immediately prior to such
Scheduled  Principal  Balances of Group I on the preceding  Distribution  Date  over  (ii) the  lesser of (A) 98% of
Due  Date  and  (B)  the  excess  of  (I)  the   Scheduled  the Scheduled  Principal Balances of the Group II on the
Principal  Balances of Group I on the  preceding  Due Date  preceding  Due  Date  and  (B)  the  excess  of (I)  the
over (II) $1,297,492.                                       Scheduled   Principal   Balances  of  Group  II  on  the
                                                            preceding Due Date over (II) $1,178,455.


    "Group I Class BF-3  Principal  Distribution  Amount":      "Group   II  Class   BV-3   Principal   Distribution
With  respect  to any  Distribution  Date on and after the  Amount":  With respect to any  Distribution  Date on and
Group I  Stepdown  Date  and as long as a Group I  Trigger  after the Group II Stepdown  Date and as long as a Group
Event is not in effect  (subject  to the proviso set forth  II  Trigger  Event  is not  in  effect  (subject  to the in Section 3.02(c) hereof),  the excess of (i) the Group I  proviso  set  forth  in  Section  3.02(d)  hereof),  the
Principal  Distribution  Amount for such Distribution Date  excess  of  (i)  the  Group  II  Principal  Distribution over  (ii)  sum of (A)  the  Group  I  Class  A  Principal  Amount for such  Distribution  Date over (ii) the sum of
Distribution   Amount,   (B)  the  Class  MF-1   Principal  (A) the Group II Class A Principal  Distribution Amount,
Distribution   Amount,   (C)  the  Class  MF-2   Principal  (B) the Class MV-1 Principal  Distribution  Amount,  (C)
Distribution   Amount,   (D)  the  Class  BF-1   Principal  the Class MV-2 Principal  Distribution  Amount,  (D) the
Distribution  Amount  and (E)  the  Class  BF-2  Principal  Class  BV-1  Principal  Distribution  Amount and (E) the
Distribution Amount for such Distribution Date.             Class   BV-2   Principal    Distribution    Amount   for
                                                            Distribution Date.


    "Group I Class MF-1  Principal  Distribution  Amount":      "Group   II  Class   MV-1   Principal   Distribution
With  respect  to any  Distribution  Date on and after the  Amount":  With respect to any  Distribution  Date on and
Group I  Stepdown  Date  and as long as a Group I  Trigger  after the Group II Stepdown  Date and as long as a Group
Event is not in effect  (subject  to the proviso set forth  II  Trigger  Event  is not  in  effect  (subject  to the in Section 3.02(c)  hereof),  the excess of (i) the sum of  proviso  set  forth  in  Section  3.02(d)  hereof),  the
(A) the Group I Class A Certificate  Principal Balance and  excess  of (i)  the  sum of (A)  the  Group  II  Class A
(B)  the  Class   MF-1   Certificate   Principal   Balance  Certificate  Principal  Balance  and (B) the Class  MV-1
immediately  prior to such Distribution Date over (ii) the  Certificate  Principal Balance immediately prior to such lesser  of (A) 81% of the  aggregate  Scheduled  Principal  Distribution  Date  over  (ii) the  lesser of (A) 77% of
Balances of Group I on the  preceding Due Date and (B) the  the  Scheduled  Principal  Balances  of  Group II on the
excess of (I) the Scheduled  Principal Balances of Group I  preceding  Due  Date  and  (B)  the  excess  of (I)  the
on the preceding Due Date over (II) $1,297,492.             Scheduled   Principal   Balances  of  Group  II  on  the
                                                            preceding Due Date over (II) $1,178,455.


    "Group I Class MF-2  Principal  Distribution  Amount":      "Group   II  Class   MV-2   Principal   Distribution
With  respect  to any  Distribution  Date on and after the  Amount":  With respect to any  Distribution  Date on and
Group I  Stepdown  Date  and as long as a Group I  Trigger  after the Group II Stepdown  Date and as long as a Group
Event is not in effect  (subject  to the proviso set forth  II  Trigger  Event  is not  in  effect  (subject  to the in Section 3.02(c)  hereof),  the excess of (i) the sum of  proviso  set  forth  in  Section  3.02(d)  hereof),  the
(A) the  Group I Class A  Certificate  Principal  Balance,  excess  of (i)  the  sum of (A)  the  Group  II  Class A
(B) the Class MF-1 Certificate  Principal  Balance and (C)  Certificate   Principal  Balance,  (B)  the  Class  MV-1
the Class MF-2 Certificate  Principal  Amount  immediately  Certificate  Principal  Balance  and (C) the Class  MV-2
prior to such  Distribution  Date over (ii) the  lesser of  Certificate  Principal Amount  immediately prior to such
(A) 88.5% of the Scheduled  Principal  Balances of Group I  Distribution  Date over (ii) the  lesser of (A) 88.5% of on the  preceding  Due Date and (B) the  excess of (I) the  the  Scheduled  Principal  Balances  of  Group II on the
Scheduled  Principal  Balances  of  Group  I  over  on the  preceding  Due  Date  and  (B)  the  excess  of (I)  the
preceding Due Date(II) $1,297,492.                          Scheduled   Principal   Balances  of  Group  II  on  the
                                                            preceding Due Date over (II) $1,178,455.


    "Group I Extra Principal  Distribution  Amount":  With      "Group  II  Extra  Principal  Distribution  Amount":
respect to any  Distribution  Date, to the extent of Group  With respect to any Distribution  Date, to the extent of
I Interest  Funds  pursuant  to Section  3.02(a)(vii)  and  Group   II   Interest    Funds   pursuant   to   Section
Group  II  Interest   Funds   available  for  the  purpose  3.02(b)(vii)  and Group I Interest  Funds  available for pursuant to Section  3.02(f)(vii)  hereof, an amount equal  the purpose pursuant to Section  3.02(e)(vii) hereof, an to the excess of (i) all  Realized  Losses with respect to  amount  equal to the excess of (i) all  Realized  Losses
Group  I  over   (ii)   all   Group   I  Extra   Principal  with  respect  to Group II over  (ii) all Group II Extra
Distribution  Amounts with  respect to prior  Distribution  Principal  Distribution  Amounts  with  respect to prior
Dates.                                                      Distribution Dates.


    "Group I  Interest  Funds":  With  respect  to Group I      "Group II  Interest  Funds":  With  respect to Group
and any Master  Servicer  Remittance  Date,  to the extent  II and  any  Master  Servicer  Remittance  Date,  to the
actually   deposited  in  the  Master  Servicer  Custodial  extent   actually   deposited  in  the  Master  Servicer
Account,  the  sum,  without   duplication,   of  (i)  all  Custodial Account, the sum, without duplication,  of (i)
scheduled   interest  collected  during  the  related  Due  all scheduled  interest collected during the related Due
Period with  respect to Group I less the Group I Servicing  Period  with  respect  to  Group  II less  the  Group II
Fee and  the  Group  I  Master  Servicing  Fee,  (ii)  all  Servicing  Fee and the  Group II Master  Servicing  Fee,
Advances  relating  to interest  with  respect to Group I,  (ii) all Advances  relating to interest  with respect to
(iii) all Month End  Interest  with respect to Group I and  Group II, (iii) all Month End  Interest  with respect to
(iv) Liquidation  Proceeds with respect to Group I (to the  Group II and (iv)  Liquidation  Proceeds with respect to extent such Liquidation  Proceeds relate to interest) less  Group  II  (to  the  extent  such  Liquidation  Proceeds all  Non-Recoverable  Advances  relating to  interest  and  relate to interest)  less all  Non-Recoverable  Advances
expenses pursuant to Section 6.03 of the Standard Terms.    relating to interest  and  expenses  pursuant to Section
                                                            6.03 of the Standard Terms.


    "Group I Master  Servicing  Fee": With respect to each      "Group II Master  Servicing  Fee":  With  respect to
Master  Servicer  Remittance  Date, an amount  payable (or  each Master Servicer  Remittance Date, an amount payable allocable) to the Master  Servicer equal to the product of  (or  allocable)  to the  Master  Servicer  equal  to the one-twelfth  of the Group I Master  Servicing Fee Rate and  product of one-twelfth of the Group II Master  Servicing the aggregate  Scheduled  Principal  Balance of Group I on  Fee Rate and the aggregate  Scheduled  Principal Balance the  first day of the Due  Period  preceding  such  Master  of  Group  II  on  the  first  day  of  the  Due  Period
Servicer Remittance Date.                                   preceding such Master Servicer Remittance Date.


    "Group I Master Servicing Fee Rate":  0.03% per annum.      "Group  II Master  Servicing  Fee  Rate":  0.03% per
                                                            annum.


    "Group I Net  Rate":  The  weighted  average  Net Rate      "Group II Net Rate":  The weighted  average Net Rate
for Group I.                                                for Group II.


    "Group  I   Principal   Distribution   Amount":   With      "Group  II  Principal   Distribution  Amount":  With
respect  to any  Distribution  Date,  the  sum of (i)  the  respect  to any  Distribution  Date,  the sum of (i) the
Group  I  Principal  Funds  and  (ii)  the  Group  I Extra  Group II  Principal  Funds  and (ii) the  Group II Extra
Principal Distribution Amount.                              Principal Distribution Amount.


    "Group I  Principal  Funds":  With  respect to Group I      "Group II  Principal  Funds":  With respect to Group
and any Master  Servicer  Remittance  Date,  to the extent  II and  any  Master  Servicer  Remittance  Date,  to the
actually   deposited  in  the  Master  Servicer  Custodial  extent   actually   deposited  in  the  Master  Servicer
Account,  the  sum,  without   duplication,   of  (i)  all  Custodial Account, the sum, without duplication,  of (i)
scheduled  principal  with respect to Group I collected by  all  scheduled   principal  with  respect  to  Group  II
the  Servicers  during the  related Due Period or advanced  collected  by  the  Servicers  during  the  related  Due on or before such Master  Servicer  Remittance  Date, (ii)  Period or advanced  on or before  such  Master  Servicer prepayments  with  respect  to  Group I  collected  by the  Remittance  Date, (ii) prepayments with respect to Group
Servicers  in the  related  Prepayment  Period,  (iii) the  II collected by the Servicers in the related  Prepayment
Scheduled  Principal  Balance  of  each  Mortgage  Loan in  Period,  (iii) the Scheduled  Principal  Balance of each
Group  I   repurchased   by  the   Depositor,   (iv)   any  Mortgage Loan in Group II  repurchased by the Depositor,
Substitution  Shortfall  with  respect  to Group I and (v)  (iv) any  Substitution  Shortfall  with respect to Group
all   Liquidation   Proceeds   with  respect  to  Group  I  II and (v) all  Liquidation  Proceeds  with  respect  to collected  by the  Servicer  during the related Due Period  Group II collected  by the  Servicer  during the related
(to  the  extent  such  Liquidation  Proceeds  related  to  Due  Period  (to the extent  such  Liquidation  Proceeds principal) less all  non-recoverable  Advances relating to  related to principal) less all non-recoverable  Advances
principal  with respect to Group I  reimbursed  during the  relating  to   principal   with   respect  to  Group  II
related Due Period.                                         reimbursed during the related Due Period.


    "Group  I  Servicing   Fee":   With  respect  to  each      "Group  II  Servicing  Fee":  With  respect  to each
Mortgage  Loan in Group I and each  Remittance  Date,  the  Mortgage Loan in Group II and each Remittance  Date, the product of (x)  one-twelfth  of the Servicing Fee Rate and  product of (x)  one-twelfth  of the  Servicing  Fee Rate
(y)  aggregate   Scheduled   Principal   Balance  of  such  and (y) aggregate  Scheduled  Principal  Balance of such
Mortgage  Loan as of the  opening of business on the first  Mortgage  Loan  as of the  opening  of  business  on the
day of the Due Period preceding such Remittance Date.       first day of the Due Period  preceding  such  Remittance
                                                            Date.


    "Group I  Servicing  Fee Rate":  With  respect to each      "Group II Servicing Fee Rate":  With respect to each
Mortgage  Loan in  Group  I,  the  fixed  per  annum  rate  Mortgage  Loan in Group II,  the  fixed  per annum  rate payable to the  Servicer as set out on Schedule IA to this  payable to the  Servicer  as set out on  Schedule  IB to
Agreement.                                                  this Agreement.


    "Group I Stepdown Date":  With respect to Group I, the      "Group II Stepdown Date":  With respect to Group II,
earlier  to  occur  of (i) the  later  to occur of (A) the  the  earlier  to occur of (i) the  later to occur of (A)
Distribution  Date in  October  2001  and  (B)  the  first  the Distribution  Date in October 2001 and (B) the first
Distribution   Date  on   which   the   Group  I  Class  A  Distribution   Date  on  which  the  Group  II  Class  A
Certificate  Principal  Balance  immediately prior to such  Certificate  Principal Balance immediately prior to such
Distribution  Date (less the Group I  Principal  Funds for  Distribution  Date  (less the Group II  Principal  Funds such  Distribution  Date) is less  than or equal to 73% of  for such  Distribution  Date)  is less  than or equal to the Scheduled  Principal  Balances of Group I and (ii) the  62% of the Scheduled  Principal Balances of Group II and
Distribution   Date  on   which   the   Group  I  Class  A  (ii) the  Distribution  Date on which the Group II Class
Certificate Principal Balance has been reduced to zero.     A  Certificate  Principal  Balance  has been  reduced to
                                                            zero.


    "Group I Subordinated  Certificates":  The Class MF-1,      "Group  II  Subordinated  Certificates":  The  Class
Class  MF-2,   Class  BF-1,  Class  BF-2  and  Class  BF-3  MV-1,  Class MV-2, Class BV-1, Class BV-2 and Class BV-3
Certificates.                                               Certificates.


    "Group I Trigger  Event":  With respect to Group I and      "Group II Trigger  Event":  With respect to Group II
any  Distribution  Date after the Group I Stepdown Date, a  and any  Distribution  Date after the Group II  Stepdown
Group I Trigger  Event exists if two times the quotient of  Date,  a Group II Trigger  Event exists if 2.5 times the
(i) the  Scheduled  Principal  Balances  of all 60 or more  quotient of (i) the Scheduled  Principal Balances of all days  Delinquent  Mortgage  Loans  in Group I and (ii) the  60 or more days  Delinquent  Mortgage  Loans in Group II
Scheduled   Principal  Balances  of  Group  I  as  of  the  and (ii) the  Scheduled  Principal  Balances of Group II
preceding  Master  Servicer   Remittance  Date  equals  or  as of the  preceding  Master  Servicer  Remittance  Date
exceeds 27%.                                                equals or exceeds 38%.


        "Initial Optional Termination Date": The Distribution Date immediately following the Due Period with respect to which the aggregate Scheduled Principal
Balances of the Mortgage Loans have declined to less than 10% of the aggregate
Scheduled Principal Balances on the Closing Date.

         "Interest Carry Forward Amount": As to any Class, the definition therefor having the corresponding designation as such Class.

        "Interest Determination Date": With respect to the first Accrual Period for the Group II Certificates, March 3, 1998, and with respect to any subsequent
Accrual Period for the Group II Certificates, the second London Business Day preceding such Accrual Period.

         "Interest Fund": The Fund created and maintained by the Trustee pursuant to Section 4.03.

        "London Business Day": A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

         "Master Servicer": Saxon Mortgage, Inc., a Virginia corporation, and its successors and assigns in such capacity.

         "Master Servicer Remittance Date": The Business Day preceding each
Distribution Date.

         "Master Servicer Reporting Date": The opening of business on the third
Business Day preceding each Distribution Date.

         "Master Servicing Fee": As applicable, the Group I Master Servicing Fee or the Group II Master Servicing Fee.

         "Meritech":  Meritech Mortgage Services, Inc., a Texas corporation.

         "Moody's": Moody's Investors Service, Inc., and its successors (99
Church Street, New York, New York 10007).

         "Mortgage Loan Group":  Either Group I or Group II.

         "Mortgage Loans":  The mortgage loans listed on Schedule I.

         "Net Rate": As to each Mortgage Loan and Distribution Date, the related
Mortgage Interest Rate less the sum of the Group I or Group II Servicing Fee
Rate and the Group I or Group II Master Servicing Fee Rate, in each case, as applicable.

         "Notice Address": For purposes of Section 11.05 of the Standard Terms, the addresses of the Depositor, the Master Servicer and the Trustee, are as follows:

         (i)      If to the Depositor:

                           Saxon Asset Securities Company
                           4880 Cox Road
                           Glen Allen, Virginia  23060

         (ii)     If to the Master Servicer:

                           Saxon Mortgage, Inc.
                           4880 Cox Road
                           Glen Allen, Virginia  23060

         (iii) If to the Trustee:

                           Chase Bank of Texas, National Association
                           600 Travis, 10th Floor
                           Houston, Texas  77002

         "One Month LIBOR": As of any Interest Determination Date, the rate for deposits in United States dollars for one-month U.S. dollar deposits which appears in the Telerate Page 3750, as of 11:00 a.m., (London time) on such Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Master Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic-mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic-mean of the rates quoted by major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United
States dollars to leading European banks for a period equal to the relevant
Accrual Period (commencing on the first day of such Accrual Period). The Trustee shall review Telerate Page 3750 at the required time, make the required requests to the principal offices of the Reference Banks and selections of major banks in New York City and shall determine the rate which constitutes One Month LIBOR for each Interest Determination Date.

         "Paying Agent": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in such capacity.

         "Private Certificate": Any of the Class BF-2, Class BF-3, Class BV-2,
Class BV-3, Class C and Class R Certificates.

         "Private Subordinated Certificate": Any of the Class BF-2, Class BF-3,
Class BV-2, Class BV-3, Class C and Class R Certificates.

         "Public Subordinated Certificate": Any of the Group I Subordinated
Certificates or the Group II Subordinated Certificates (other than the Private
Certificates).

         "Rating Agency": Each of Moody's and Fitch (or, if any such agency or a successor is no longer in existence, such other nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee).

         "Reference Banks" Leading banks selected by the Master Servicer and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

         "Regular Certificates": Any of the Group I Certificates, Group II
Certificates and Class C Certificates which represent the "Regular Interests" in the Issuing REMIC for purposes of the REMIC Provisions.

         "Remittance Date": With respect to each Servicing Agreement, the date so specified therein which date shall in no case be later than the 21st of each month, or if the 21st of any month does not fall on a Business Day, then the Business Day immediately preceding the 21st.

         "Residual Certificates": The Class R Certificates, which represent the
"residual interest" in the Pooling and Issuing REMICs for purposes of the REMIC
Provisions.

         "Sales Agreement": The Sales Agreement dated September 25, 1998, between the Depositor and SMI regarding the sale of the Mortgage Loans.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Servicer":  Meritech and its permitted successors and assigns.

         "Servicing Agreement": The Servicing Agreement listed on Schedule II hereto which shall be deemed to be a "Servicing Agreement" for purposes of the Standard Terms.

         "Servicing Fee Rate": With respect to each Mortgage Loan, the Servicing
Rate specified on Schedule I.

         "State":  New York.

         "Subaccount Definitions":

                  "Balance": With respect to each Subaccount, on any Distribution date, the balance, if any, of such Subaccount immediately prior to such Distribution Date (or, in the case of the first
         Distribution Date, an amount equal to the initial balance of such Subaccount as of the Closing Date) less the amounts to be applied on such Distribution Date to reduce the balance of such Subaccount.

         "Subaccounts": Any one of the Subaccounts created pursuant to Section
5.03(a)(i) hereof.

         Group I:

  "AF-1  Balance" : The Balance of the    "AF-2  Balance"  : The  Balance  of    "AF-3  Balance"  : The  Balance  of
Subaccount AF-1.                        Subaccount AF-2.                       Subaccount AF-3.

  "AF-1  Monthly   Interest   Amount":    "AF-2  Monthly  Interest   Amount":    "AF-3  Monthly  Interest   Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
AF-1   Balance   during  the   Accrual  AF-2   Balance   during  the  Accrual  AF-3   Balance   during  the  Accrual
Period     for    the    Class    AF-1  Period    for    the    Class    AF-2  Period    for    the    Class    AF-3
Certificates  for  that   Distribution  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Date at the Group I Net Rate.           Date at the Group I Net Rate.          Date at the Group I Net Rate.

  "Subaccount  AF-1":  The  Subaccount    "Subaccount  AF-2":  The Subaccount    "Subaccount  AF-3":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
Section 5.03(a)(i) hereof.              Section 5.03(a)(i) hereof.             Section 5.03(a)(i) hereof.

  "AF-4  Balance" : The Balance of the    "AF-5  Balance"  : The  Balance  of    "AF-6  Balance"  : The  Balance  of
Subaccount AF-4.                        Subaccount AF-5.                       Subaccount AF-6.

  "AF-4  Monthly   Interest   Amount":    "AF-5  Monthly  Interest   Amount":    "AF-6  Monthly  Interest   Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
AF-4   Balance   during  the   Accrual  AF-5   Balance   during  the  Accrual  AF-6   Balance   during  the  Accrual
Period     for    the    Class    AF-4  Period    for    the    Class    AF-5  Period    for    the    Class    AF-6
Certificates  for  that   Distribution  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Date at the Group I Net Rate.           Date at the Group I Net Rate.          Date at the Group I Net Rate.

  "Subaccount  AF-4":  The  Subaccount    "Subaccount  AF-5":  The Subaccount    "Subaccount  AF-6":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
Section 5.03(a)(i) hereof.              Section 5.03(a)(i) hereof.             Section 5.03(a)(i) hereof.

  "MF-1  Balance"  :  The  Balance  of    "MF-2  Balance"  : The  Balance  of    "BF-1  Balance"  : The  Balance  of
Subaccount MF-1.                        Subaccount MF-2.                       Subaccount BF.

  "MF-1  Monthly   Interest   Amount":    "MF-2  Monthly  Interest   Amount":    "BF-1  Monthly  Interest   Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date, the interest  accrued on the BF
MF-1   Balance   during  the   Accrual  MF-2   Balance   during  the  Accrual  Balance  during  the  Accrual  Period
Period     for    the    Class    MF-1  Period    for    the    Class    MF-2  for the  Class  BF  Certificates  for
Certificates  for  that   Distribution  Certificates  for  that  Distribution  that  Distribution  Date at the Group
Date at the Group I Net Rate.           Date at the Group I Net Rate.          I Net Rate.

  "Subaccount  MF-1":  The  Subaccount    "Subaccount  MF-2":  The Subaccount    "Subaccount  BF-1":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to  by  that  name  created  pursuant  to
Section 5.03(a)(i) hereof.              Section 5.03(a)(i) hereof.             Section 5.03(a)(i) hereof.

  "BF-2  Balance"  :  The  Balance  of    "BF-3  Balance"  : The  Balance  of
Subaccount BF-2.                        Subaccount BF-3.


  "BF-2  Monthly   Interest   Amount":    "BF-3  Monthly  Interest   Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the
BF-2   Balance   during  the   Accrual  BF-3   Balance   during  the  Accrual
Period     for    the    Class    BF-2  Period    for    the    Class    BF-3
Certificates  for  that   Distribution  Certificates  for  that  Distribution
Date at the  Group I Net Rate.          Date at the  Group I Net Rate.
  "Subaccount  BF-2":  The  Subaccount    "Subaccount  BF-3":  The Subaccount
by  that  name  created   pursuant  to  by  that  name  created  pursuant  to
Section 5.03(a)(i) hereof.              Section 5.03(a)(i) hereof.


         Group II:

    "AV-1 Balance" : The Balance of the Subaccount AV-1.


    "AV-1 Monthly  Interest  Amount":  With respect to any
Distribution  Date,  the  interest  accrued  on  the  AV-1
Balance  during  the  Accrual  Period  for the Class  AV-1
Certificates  for that  Distribution  Date at the Group II
Net Rate.


    "Subaccount   AV-1":   The  Subaccount  by  that  name
created pursuant to Section 5.03(a)(i) hereof.


    "MV-1 Balance" : The Balance of Subaccount MV-1.            "MV-2 Balance" : The Balance of Subaccount MV-2.


    "MV-1 Monthly  Interest  Amount":  With respect to any      "MV-2  Monthly  Interest  Amounts":  With respect to
Distribution  Date,  the  interest  accrued  on  the  MV-1  any Distribution  Date, the interest accrued on the MV-2
Balance  during  the  Accrual  Period  for the Class  MV-1  Balance  during  the  Accrual  Period for the Class MV-2
Certificates  for that  Distribution  Date at the Group II  Certificates for that  Distribution Date at the Group II
Net Rate.                                                   Net Rate.


    "Subaccount   MV-1":   The  Subaccount  by  that  name      "Subaccount  MV-2":  The  Subaccount  by  that  name
created pursuant to Section 5.03(a)(i) hereof.              created pursuant to Section 5.03(a)(i) hereof.


    "BV-1  Balance":  The  Balance  of      "BV-2  Balance":  The  Balance of      "BV-3  Balance":  The  Balance of
Subaccount BV-1.                        Subaccount BV-2.                       Subaccount BV-3.
    "BV-1  Monthly  Interest  Amount":      "BV-2 Monthly  Interest  Amount":      "BV-3 Monthly  Interest  Amount":
With   respect  to  any   Distribution  With  respect  to  any   Distribution  With  respect  to  any   Distribution
Date,  the  interest  accrued  on  the  Date,  the  interest  accrued  on the  Date,  the  interest  accrued  on the
BV-1   Balance   during  the   Accrual  BV-2   Balance   during  the  Accrual  BV-3   Balance   during  the  Accrual
Period     for    the    Class    BV-1  Period    for    the    Class    BV-2  Period    for    the    Class    BV-3
Certificates  for  that   Distribution  Certificates  for  that  Distribution  Certificates  for  that  Distribution
Date at the Group II Net Rate.          Date at the Group II Net Rate.         Date at the Group II Net Rate.
    "Subaccount       BV-1":       The      "Subaccount       BV-2":      The      "Subaccount       BV-3":      The
Subaccount   by  that   name   created  Subaccount   by  that  name   created  Subaccount   by  that  name   created
pursuant to Section 5.03(a)(i) hereof.  pursuant   to   Section    5.03(a)(i)  pursuant   to   Section    5.03(a)(i)
                                        hereof.                                hereof.
                                        hereof.                                hereof.

         "Tax Matters Person": Chase Bank of Texas, National Association, a national banking association, and its successors and assigns in its capacity as Trustee.

         "Telerate Page 3750" the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Trust Estate":  As defined in Section 2.01 hereof.

         "Trustee": Chase Bank of Texas, National Association, a national banking association, its successor in interest or any successor trustee appointed in accordance with the Trust Agreement.

         "Trustee Fee": The fee payable monthly to the Trustee by the Master Servicer.

         "Underwriters": Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Prudential Securities Incorporated.

         "Underwriting Agreement": The Underwriting Agreement dated September 25, 1998, between the Depositor and SMI and the Underwriters.


                                   ARTICLE II
                FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

         Section 2.01.  Conveyance of Mortgage Loans

         To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, the distribution of all other sums distributable under the Trust Agreement with respect to the Certificates and the performance of the covenants contained in the Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Certificateholders as their interests may appear, all the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (i) the Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto), which the Depositor is causing to be delivered to the Trustee (or the Custodian) herewith (and all Qualified Substitute Mortgage Loans (except for any prepayment penalties payable at any time with respect thereto) substituted therefor as provided by Section 2.03 of the Standard Terms and pursuant to the terms of the Sales Agreement), together in each case with the related Trustee Mortgage Loan Files and the Depositor's interest in any Collateral that secured a Mortgage Loan but that is acquired by foreclosure or deed-in-lieu of foreclosure after the Closing Date, and all Monthly Payments due after the Cut-Off Date and all curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after the Cut-Off Date (except for any prepayments received after the Cut-Off Date but reflected in the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date) and proceeds of the conversion, voluntary or involuntary, of the foregoing; (ii) the Servicing Agreement; (iii) the Sales Agreement, except that the Depositor does not assign to the Trustee any of its rights under Sections 9 and 12 of the Sales Agreement; (iv) the Asset Proceeds Account and the Distribution Account, whether in the form of cash, instruments, securities or other properties; and (v) all proceeds of any of the foregoing (including, but not limited to, all proceeds of any mortgage insurance, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (i) through (v) above, collectively, the "Trust Estate").

         The Depositor hereby assigns to the Master Servicer all right, title and interest of the Depositor in and to (i) the Interest Fund and all amounts as are deposited and maintained therein from time to time pursuant to the Trust Agreement and (ii) all proceeds of the foregoing of every kind and nature whatsoever, including, but not limited to, proceeds of proceeds and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property. The Master Servicer hereby pledges to the Trust and grants to the Trustee, on behalf of the Certificateholders, a first priority security interest in and to (i) the Interest Fund and all amounts as are deposited and maintained therein from time to time pursuant to the Trust Agreement, excluding, however, any earnings thereon, which are payable to Meritech, and (ii) all proceeds of the foregoing of every kind and nature whatsoever, including, but not limited to, proceeds of proceeds and the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated property in trust, subject to the limitation set forth above with respect to earnings, to have and to hold in trust to secure the Certificates. The Trustee acknowledges this grant and agrees to hold the pledged property in accordance with the terms hereof.

         The Trustee acknowledges the sales, assignments and pledges created by the foregoing paragraphs, accepts the trust hereunder in accordance with the provisions hereof and agrees to perform the duties set forth herein or required by the Standard Terms to the end that the interests of the Certificateholders may be adequately and effectively protected in accordance with the terms and conditions of this Agreement.

         By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold all documents delivered to it from time to time with respect to the Mortgage Loans and all assets included in the Trust Estate in trust for the exclusive use and benefit of all present and future Certificateholders.


                                   ARTICLE III
                         REMITTING TO CERTIFICATEHOLDERS

         Section 3.01.  Subaccount Distributions.

         On each Distribution Date, the Trustee shall make the following allocations, disbursements and transfers from the Asset Proceeds Account to the Distribution Account, which shall be an Eligible Account, in the following order of priority:


         (a) from the Group I Interest Funds to Subaccounts AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2, BF-1, BF-2 and BF-3, pro
                  rata, the AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, MF-1, MF-2,
                  BF-1, BF-2 and BF-3 Monthly Interest Amounts;

         (b) from the Group II Interest Funds to Subaccounts AV-1, MV-1, MV-2, BV-1, BV-2 and BV-3, pro rata, the AV-1, MV-1, MV-2, BV-1, BV-2 and BV-3 Monthly Interest Amounts;

         (c) from the Group I Principal Funds:

                           (A) to Subaccount AF-1 until the AF-1 Balance is
                               reduced to zero;

                           (B) to Subaccount AF-2 until the AF-2 Balance is
                               reduced to zero;

                           (C) to Subaccount AF-3 until the AF-3 Balance is
                               reduced to zero;

                           (D) to Subaccount AF-4 until the AF-4 Balance is
                               reduced to zero;

                           (E) to Subaccount AF-5 until the AF-5 Balance is
                               reduced to zero;

                           (F) to Subaccount AF-6 until the AF-6 Balance is
                               reduced to zero;

                           (G) to Subaccount MF-1 until the MF-1 Balance is
                               reduced to zero;

                           (H) to Subaccount MF-2 until the MF-2 Balance is
                               reduced to zero;

                           (I) to Subaccount BF-1 until the BF-1 Balance is
                               reduced to zero;

                           (J) to Subaccount BF-2 until the BF-2 Balance is
                               reduced to zero; and

                           (K) to Subaccount BF-3 until the BF-3 Balance is
                               reduced to zero;

                  provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased; and

         (d) from the Group II Principal Funds:



                           (A) to Subaccount AV-1 until the AV-1 Balance is
                               reduced to zero;

                           (B) to Subaccount MV-1 until the MV-1 Balance is
                               reduced to zero;

                           (C) to Subaccount MV-2 until the MV-2 Balance is
                               reduced to zero;

                           (D) to Subaccount BV-1 until the BV-1 Balance is
                               reduced to zero;

                           (E) to Subaccount BV-2 until the BV-2 Balance is
                               reduced to zero; and

                           (F) to Subaccount BV-3 until the BV-3 Balance is
                               reduced to zero;

                  provided, however, that (a) such Balances shall be reduced and increased in the same order and manner that the Class of Certificates having the corresponding class designation is increased or decreased.

         Section 3.02.  Certificate Distributions.

         (a) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i) to the Group I Class A Certificates, the Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates; provided, however, if such amount is not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group I Class A Certificates, such amount will be distributed pro rata among each Class of the Group I Class A Certificates based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group I Class A Certificates to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group I Class A Certificates;

                  (ii) to the Class MF-1 Certificates, the Class MF-1 Current Interest;

                  (iii) to the Class MF-2 Certificates, the Class MF-2 Current Interest;

                  (iv) to the Class BF-1 Certificates, the Class BF-1 Current Interest;

                  (v) to the Class BF-2 Certificates, the Class BF-2 Current Interest;

                  (vi) to the Class BF-3 Certificates, the Class BF-3 Current Interest; and

                  (vii)    any remainder pursuant to Section 3.02(e) hereof.

                  (b) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Interest Funds in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

                  (i)     to the Group II Class A Certificates, the Current
                           Interest and any Interest Carry Forward Amount for the Group II Class A Certificates; provided, however, if such amount is not sufficient to make a full distribution of the Current Interest and any Interest Carry Forward Amount with respect to all the Group II Class A Certificates, such amount will be distributed pro rata among each Class of the Group II Class A Certificates based on the ratio of (x) the Current Interest and Interest Carry Forward Amount for each Class of the Group II Class A Certificates to (y) the total amount of Current Interest and any Interest Carry Forward Amount for the Group II Class A Certificates;

                  (ii) to the Class MV-1 Certificates, the Class MV-1 Current Interest;

                  (iii) to the Class MV-2 Certificates, the Class MV-2 Current Interest;

                  (iv) to the Class BV-1 Certificates, the Class BV-1 Current Interest;

                  (v) to the Class BV-2 Certificates; the Class BV-2 Current Interest;

                  (vi) to the Class BV-3 Certificates; the Class BV-3 Current Interest; and

                  (vii)    any remainder pursuant to Section 3.02(f) hereof.

                  (c) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group I Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution Date:

                  (i) to the Group I Class A Certificates, the Group I Class A Principal Distribution Amount to be distributed as follows: (x) the Class AF-6 Principal Distribution Amount to the Class AF-6 Certificates; and (y) the balance of the Group I Class A Principal Distribution Amount sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no such distribution pursuant to this clause (y) will be made to any such Class until the Certificate Principal Balances of all Group I Class A Certificates with a lower numeral designation shall have been reduced to zero; provided, however, that, on any Distribution Date on which the Group I Class A Certificate Principal Balance is equal to or greater than the Scheduled Principal Balances of Group I, the Group I Class A Principal Distribution Amount will be distributed pro rata and not sequentially to the Group I Class A Certificates;

                  (ii) to the Class MF-1 Certificates, the Group I Class MF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iii) to the Class MF-2 Certificates, the Group I Class MF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iv) to the Class BF-1 Certificates, the Group I Class BF-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (v) to the Class BF-2 Certificates, the Group I Class BF-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (vi) to the Class BF-3 Certificates, the Group I Class BF-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

provided, however, that, (i) if a Group I Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group I Class A Certificates has been reduced to zero, the Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MF-1 Certificates has been reduced to zero, the Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MF-2 Certificates has been reduced to zero, the Class BF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount; (d) after the Certificate Principal Balance of the Class BF-1 Certificates has been reduced to zero, the Class BF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount and (e) after the Certificate Principal Balance of the Class BF-2 Certificates has been reduced to zero, the Class BF-3 Principal Distribution Amount shall equal the Group I Principal Distribution Amount; and (ii)(a) if the Group I Class A Certificate Principal Balance has been reduced to zero before October 2001, the Class MF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Distribution Date in October 2001 (or until the Class MF-1 Certificate Principal Balance has been reduced to zero); (b) if the Class MF-1 Certificate Principal Balance has been reduced to zero before October 2001, the Class MF-2 Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Distribution Date in October 2001 (or until the Class MF-2 Certificate Principal Balance has been reduced to zero); (c) if the Class MF-2 Certificate Principal Balance has been reduced to zero before October 2001, the Class BF-1 Principal Distribution Amount shall equal the Group I Principal Distribution Amount until the Distribution Date in October 2001 (or until the Class BF-1 Certificate Principal Balance has been reduced to zero; and (d) if the Class BF-1 Certificate Principal Balance has been reduced to zero before October 2001, the Class BF-2 Principal Distribution Amount shall equal to the Group Principal Distribution Amount until the Distribution Date in October 2001 (or until the Class BF-2 Certificate Principal Balance has been reduced to zero).

         (d) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Group II Principal Distribution Amount in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such amount shall have been fully allocated for such Distribution
Date:

                  (i) to the Group II Class A Certificates, the Group II Class A Principal Distribution Amount;

                  (ii) to the Class MV-1 Certificates, the Group II Class MV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iii) to the Class MV-2 Certificates, the Group II Class MV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (iv) to the Class BV-1 Certificates, the Group II Class BV-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                  (v) to the Class BV-2 Certificates, the Group II Class BV-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (vi) to the Class BV-3 Certificates, the Group II Class BV-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

provided, however, that, (i) if a Group II Trigger Event is in effect on any Distribution Date: (a) after the Certificate Principal Balance of the Group II Class A Certificates has been reduced to zero, the Group II Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (b) after the Certificate Principal Balance of the Class MV-1 Certificates has been reduced to zero, the Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; (c) after the Certificate Principal Balance of the Class MV-2 Certificates has been reduced to zero, the Class BV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and (d) after the Certificate Principal Balance of the Class BV-1 Certificates has been reduced to zero, the Class BV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount for such Distribution Date; and (ii)(a) if the Group II Class A Certificate Principal Balance has been reduced to zero before October 2001, the Class MV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount until the Distribution Date in October 2001 (or until the Class MV-1 Certificate Principal Balance has been reduced to zero); and (e) after the Certificate Principal Balance of the Class BV-2 Certificates has been reduced to zero, the Class BV-3 Principal Distribution Amount shall equal the Group II Principal Distribution Amount; (b) if the Class MV-1 Certificate Principal Balance has been reduced to zero before October 2001, the Class MV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount until the Distribution Date in October 2001 (or until the Class MV-2 Certificate Principal Amount has been reduced to zero); (c) if the Class MV-2 Certificate Principal Balance has been reduced to zero before October 2001, the Class BV-1 Principal Distribution Amount shall equal the Group II Principal Distribution Amount until the Distribution Date in October 2001 (or until the Class BV-1 Certificate Principal Amount has been reduced to zero); and (d) if the Class BV-1 Certificate Principal Balance has been reduced to zero before October 2001, the Class BV-2 Principal Distribution Amount shall equal the Group II Principal Distribution Amount under the Distribution Date in October 2001 (or until the Class BV-2 Certificate Principal Amount has been reduced to zero).

         (e) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(a)(vii) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (vi) of this Section 3.02(e), Section 3.02(f)(vii) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders shall have been fully allocated:

                  (i)       the Group I Extra Principal Distribution Amount;

                  (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carry Forward Amount;

                  (iii) to the Class MF-2 Certificates, the Class MF-2 Interest Carry Forward Amount;

                  (iv) to the Class BF-1 Certificates, the Class BF-1 Interest Carry Forward Amount;

                  (v) to the Class BF-2 Certificates, the Class BF-2 Interest Carry Forward Amount;

                  (vi) to the Class BF-3 Certificates, the Class BF-3 Interest Carry Forward Amount;

                  (vii) to the extent required to make the allocations set forth in clauses (i) through (vi) of Section 3.02(f) hereof, pursuant to Section 3.02(f) hereof; and

                  (viii)    the remainder pursuant to Section 3.02(g) hereof.

         (f) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(b)(vii) hereof and, to the extent required to make the allocations set forth below in clauses (i) through (vi) of this Section 3.02(f), Section 3.02(e)(vii) hereof in the following order of priority, and each such allocation shall be made only after all preceding allocations shall have been made until such remainders have been fully allocated:

                  (i)      the Group II Extra Principal Distribution Amount;

                  (ii) to the Class MV-1 Certificates, the Class MV-1 Interest Carry Forward Amount;

                  (iii) to the Class MV-2 Certificates, the Class MV-2 Interest Carry Forward Amount;

                  (iv) to the Class BV-1 Certificates, the Class BV-1 Interest Carry Forward Amount;

                  (v) to the Class BV-2 Certificates, the Class BV-2 Interest Carry Forward Amount;

                  (vi) to the Class BV-3 Certificates, the Class BV-3 Interest Carry Forward Amount;

                  (vii) to the extent required to make the allocations set forth in clauses (i) through (vi) of Section 3.02(e) hereof, pursuant to Section 3.02(e) hereof;

                  (viii) on any Distribution Date on or before the last Distribution Date with respect to the Class AV-1 Certificates, to the Class AV-1 Certificates, the Class AV-1 Certificates Carryover;

                  (ix) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-1 Certificates, to the Class MV-1 Certificates, the Class MV-1 Certificates Carryover;

                  (x) on any Distribution Date on or before the last Distribution Date with respect to the Class MV-2 Certificates, to the Class MV-2 Certificates, the Class MV-2 Certificates Carryover;

                  (xi) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-1 Certificates, to the Class BV-1 Certificates, the Class BV-1 Certificates Carryover;

                  (xii) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-2 Certificates, the Class BV-2 Certificates Carryover;

                  (xiii) on any Distribution Date on or before the last Distribution Date with respect to the Class BV-3 Certificates, the Class BV-3 Certificates Carryover; and

                  (xiv)    the remainder pursuant to Section 3.02(g) hereof.

         (g) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of the remainders pursuant to Section 3.02(e)(viii) and (f)(xiv) hereof in the following order of priority, and each such allocation shall be made only after the preceding allocations shall have been made until such remainders have been fully allocated:

                  (i) to the Class C Certificates, the Class C Distribution Amount; and

                  (ii)     to the Class R Certificates, the remainder.

         (h) On each Distribution Date, the Trustee shall allocate any excess of the Group I Certificate Principal Balance over the Schedule Principal Balances of Group I to reduce the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:



                  (i) to the Class BF-3 Certificates until the Class BF-3 Certificate Principal Balance is reduced to zero;

                  (ii) to the Class BF-2 Certificates until the Class BF-2 Certificate Principal Balance is reduced to zero;

                  (iii) to the Class BF-1 Certificates until the Class BF-1 Certificate Principal Balance is reduced to zero;

                  (iv) to the Class MF-2 Certificates until the Class MF-2 Certificate Principal Balance is reduced to zero; and

                  (v) to the Class MF-1 Certificates until the Class MF-1 Certificate Principal Balance is reduced to zero.



         (i) On each Distribution Date, the Trustee shall allocate any excess of the Group II Certificate Principal Balance over the Scheduled Principal Balances of Group II to reduce the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:



                  (i) to the Class BV-3 Certificates until the Class BV-3 Certificate Principal Balance is reduced to zero;

                  (ii) to the Class BV-2 Certificates until the Class BV-2 Certificate Principal Balance is reduced to zero;

                  (iii) to the Class BV-1 Certificates until the Class BV-1 Certificate Principal Balance is reduced to zero;

                  (iv) to the Class MV-2 Certificates until the Class MV-2 Certificate Principal Balance is reduced to zero; and

                  (v) to the Class MV-1 Certificates until the Class MV-1 Certificate Principal Balance is reduced to zero.

         (j) On each Distribution Date, the Trustee shall allocate an amount equal to the Group I Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group I Subordinated Certificates in the following order of priority:

                  (i) to the Class MF-1 Certificates in an amount up to the Class MF-1 Unpaid Realized Loss Amount;

                  (ii) to the Class MF-2 Certificates in an amount up to the Class MF-2 Unpaid Realized Loss Amount;

                  (iii) to the Class BF-1 Certificates in an amount up to the Class BF-1 Unpaid Realized Loss Amount;

                  (iv) to the Class BF-2 Certificates in an amount up to the Class BF-2 Unpaid Realized Loss Amount; and

                  (v) to the Class BF-3 Certificates in an amount up to the Class BF-3 Unpaid Realized Loss Amount.

         (k) On each Distribution Date, the Trustee shall allocate an amount equal to the Group II Extra Principal Distribution Amount for such Distribution Date as an increase in the Certificate Principal Balances of the Group II Subordinated Certificates in the following order of priority:

                           (i) to the Class MV-1 Certificates in an amount up to the Class MV-1 Unpaid Realized Loss Amount;

                           (ii) to the Class MV-2 Certificates in an amount up to the Class MV-2 Unpaid Realized Loss Amount;

                           (iii) to the Class BV-1 Certificates in an amount up to the Class BV-1 Unpaid Realized Loss Amount;

                           (iv) to the Class BV-2 Certificates in an amount up to the Class BV-2 Unpaid Realized Loss Amount; and

                           (v) to the Class BV-3 Certificates in an amount up to the Class BV-3 Unpaid Realized Loss Amount.

         Section 3.03. Reports to the Depositor. On or before the Business Day preceding each Distribution Date, based on information provided by the Servicer, the Master Servicer shall notify the Depositor and the Trustee of the following information with respect to the next Distribution Date (which notification may be given by facsimile, or by telephone promptly confirmed in writing):

                  (a) the aggregate amount then on deposit in the Asset Proceeds Account and the source thereof (identified as interest, scheduled principal or unscheduled principal);

                  (b) the amount of any Realized Losses, Applied Realized Loss Amounts and Unpaid Realized Loss Amounts;

                  (c) the application of the amounts described in clauses (a) and (b) on such Distribution Date in accordance with Section 3.02 hereof; and

                  (d) whether a Group I or Group II Trigger Event or a Group I or Group II Subordinated Trigger Event has occurred.

         Section 3.04.  Reports by Master Servicer.

         (a) On each Distribution Date, based on information provided by the Servicer, the Master Servicer shall report in writing to the Depositor (in hard copy), each Holder of a Certificate, the Underwriters and the Trustee and their designees (designated in writing to the Master Servicer) and the Rating
Agencies:

                  (i) with respect to each Class of Certificates (other than Class C and Class R) (based on a Certificate in the original principal amount of $1,000):

                           (a) the amount of the distributions on such
                  Distribution Date;

                           (b) the amount of such distribution allocable to
                  interest;

                           (c) the amount of such distributions allocable to
                  principal, separately identifying the aggregate amount of any prepayments, Substitution Shortfalls, repurchase amounts pursuant to Section 2.03 of the Standard Terms or other recoveries of principal included therein and any Group I or Group II Extra Principal Distribution Amount and any Class MF-1, Class MF-2, Class BF-1, Class BF-2 and Class BF-3 Applied Realized Loss Amount with respect to, and any Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Unpaid Realized Loss Amount at, such Distribution Date;

                           (d) the principal balance after giving effect to any
                  distribution allocable to
                  principal; and

                           (e) any Class AF-1, Class AF-2, Class AF-3, Class
                  AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2 and Class BF-3 Interest Carry Forward Amount, any Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Interest Carry Forward Amount or any Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Certificates Carryover ;



                  (ii) the Group I Net Rate and the Group II Net Rate;

                  (iii) the largest Mortgage Loan balance outstanding in each Group;

                  (iv) the Servicing Fees and Master Servicing Fees allocable to each Group;

                  (v) One-Month LIBOR on the most recent Interest Determination Date; and

                  (vi) the Pass-Through Rates for the Group II Certificates for the current Accrual Period and, if the Pass-Through Rates for any Class of the Group I Certificates for the current Accrual Period is based on the Group I Net Rate, the Pass-Through Rates for the Group I Certificates with respect to which the Group I Net Rate applies.

         (b) On each Distribution Date, based on information provided by the Servicer, the Master Servicer will distribute to the Depositor, each Holder, the Underwriters, the Rating Agencies and the Trustee, together with the information described in subsection (a) preceding, the following information with respect to each Mortgage Loan Group in hard copy:

                  (i) the number and aggregate principal balances of Mortgage Loans in each Group (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent, as of the close of business as of the end of the related prepayment period;

                  (ii) the percentage that each of the Scheduled Principal Balances set forth pursuant to clauses (a), (b) and (c) of paragraph
         (i) above represent with respect to all Mortgage Loans in each Group;

                  (iii) the number and Scheduled Principal Balance of all Mortgage Loans in each Group in foreclosure proceedings as of the close of business as of the end of the related Prepayment Period and in the immediately preceding Prepayment Period;

                  (iv) the number of Mortgagors and the Scheduled Principal Balances of Mortgage Loans in each Group involved in bankruptcy proceedings as of the close of business as of the end of the related Prepayment Period;

                  (v) the aggregate number and aggregate book value of any REO Property in each Group as of the close of business as of the end of the related Prepayment Period;

                  (vi) the number and amount by principal balance of 60+ Day Delinquent Loans in each Group, in each case by Servicer and as of the end of the related Prepayment Period.

                  (c) All allocations made by the Trustee shall be based on information the Trustee receives from the Master Servicer which the Trustee shall be protected in relying on.

                  (d) At the request of any Holder of any Private Certificate and a prospective purchaser of a Private Certificate designated by any such Holder, the Master Servicer on behalf of the Depositor will furnish to such persons a copy of the Confidential Private Placement Memorandum dated September 25, 1998, prepared by the Depositor with respect to the private offering of such Certificates and copies of the reports required to be furnished to Certificateholders pursuant to Section 3.05 hereof for the preceding two years (or such shorter period commencing September 1, 1998) pursuant to Section 5.05 of the Standard Terms.


                                   ARTICLE IV
                                THE CERTIFICATES

         Section 4.01.  The Certificates.

         The Certificates shall be designated generally as the Mortgage Loan Asset Backed Certificates, Series 1998-3. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $495,189,000, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.06 of the Standard Terms. The following table sets forth the Classes of Certificates and the initial Certificate Principal Balance for each such Class:

                     Initial Certificate
                      Principal Balance
      Class

       AF-1              $74,000,000
       AF-2              $53,000,000
       AF-3              $22,000,000
       AF-4              $34,000,000
       AF-5              $12,920,000
       AF-6              $25,950,000
       MF-1              $12,975,000
       MF-2               $9,731,000
       BF-1               $9,083,000
       BF-2               $3,244,000
       BF-3               $2,595,000
       AV-1             $190,909,000
       MV-1              $17,677,000
       MV-2              $13,552,000
       BV-1               $7,071,000
       BV-2               $4,125,000
       BV-3               $2,357,000
        C                    (1)
        R                    (2)
---------------------

(1)The Class C Certificates have no stated principal balance or Pass-Through Rate and are entitled to receive the Class C Distribution Amount.

(2)The Class R Certificates have no stated principal balance or Pass-Through Rate and are not entitled to any scheduled distributions of principal or interest.

         Section 4.02.  Denominations.

         The Book-Entry Certificates shall be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates shall be held by the Beneficial Owners thereof through the book-entry facilities of the Clearing Agency as described herein, in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. in the case of the Public Certificates and in denominations of $250,000 and integral multiples of $1,000 in excess thereof in the case of the Private Certificates. So long as the Private Certificates are Book-Entry Certificates, each Person which becomes a Beneficial Owner of Private Certificates will be deemed to make the representations and agreements set forth in the form of Rule 144A Agreement-QIB Certification attached as Exhibit D to the Standard Terms. and to indemnify the Depositor, the Trustee and the Master Servicer against any liability that may result if any transfer of a Private Certificate by such person is not exempt from registration under the Securities Act and all applicable state securities laws or is not made in accordance with such federal and state laws.The Class C and Class R Certificates shall be issued in certificated, fully-registered form in minimum Percentage Interests of 25% and integral multiples of 1% in excess thereof, except that two Class R Certificates may be issued in different denominations.

         .ection 4.03.  Interest Fund

         An Interest Fund shall be established by the Trustee. The Interest Fund shall initially consist of cash in the amount of $- 0 - (of which $- 0 - is allocated to Group I and $- 0 - is allocated to Group II). The Interest Fund shall be an Eligible Account and, as soon as practicable after the Closing Date, the Trustee shall invest any moneys on deposit in the Interest Fund in Permitted Investments at the direction of the Master Servicer. On the Business Day preceding the October 26 1998, Distribution Date, the Trustee shall withdraw the entire amount from the Interest Fund (excluding any earnings thereon) and deposit such amount into the Asset Proceeds Account. Such entire amount shall be used to make distributions of interest on such Distribution Date and to cover applicable administrative costs (which do not include the Servicing Fees) relating to the Mortgage Loans listed on Schedule III. The Interest Fund shall not be an asset of either of the REMICs. Any earnings on the Interest Fund shall be payable on such date to Master Servicer.

         .ection 4.04.  Principal Fund

         A Principal Fund shall be established by the Trustee. The Principal Fund shall consist of cash in the amount of $602.33. The Principal Fund shall be an Eligible Account and, as soon as practicable, after the Closing Date, the Trustee shall invest any moneys on deposit in the Principal Fund in Permitted Investments at the direction of the Master Servicer. On the Business Day preceding the March 25, 1998 Distribution Date, the Trustee shall withdraw the entire amount from the Principal Fund (excluding any earnings thereon) and deposit such amount into the Asset Proceeds Account. Such entire amount shall be used to make distributions of principal with respect to the Group I Certificates on such Distribution Date. Any earnings on the Principal Fund shall be payable on such date to the Master Servicer.


                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         Section 5.01.  Request for Opinions.

         (a) The Depositor and the Master Servicer hereby request and authorize Arter & Hadden LLP, as their counsel in this transaction, to issue on behalf of the Depositor and the Master Servicer such legal opinions to the Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust or (ii) requested by the Trustee, any Rating Agency or their respective counsels.

         (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, the Master Servicer, and each Rating Agency as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

         Section 5.02. Form of Certificates; Schedules and Exhibits; Governing Law.

         (a) The Certificates shall be substantially in the respective forms set forth in the Exhibits hereto. All Certificates shall be dated the date of their execution.

         (b) Each of the Schedules and Exhibits attached hereto or referenced herein is incorporated herein by reference as contemplated by the Standard Terms.

         (c) In accordance with Section 11.04 of the Standard Terms, this Agreement shall be construed in accordance with and governed by the laws of the State, without regard to any conflicts of laws principles thereof.

         (d) Notwithstanding Section 5.05(a) of the Standard Terms, the Class BF-2, Class BF-3, Class BV-2, Class BV-3, Class C and Class R shall only be transferable to a Qualified Institutional Buyer.

         Section 5.03.  REMIC Administration.

         (a) Pooling REMIC. (i) The beneficial ownership of the Pooling REMIC shall be evidenced by interests having the following terms:

                                                                Type of Interest
     Pooling Interest   Initial Subaccount     Pass-Through     For Purposes of
        Designation          Balance               Rate         REMIC Provisions
          Group I
Subaccount AF-1                 $74,000,000         (1)             Regular
Subaccount AF-2                 $53,000,000         (1)             Regular
Subaccount AF-3                 $22,000,000         (1)             Regular
Subaccount AF-4                 $34,000,000         (1)             Regular
Subaccount AF-5                 $12,920,000         (1)             Regular
Subaccount AF-6                 $25,950,000         (1)             Regular
Subaccount MF-1                 $12,975,000         (1)             Regular
Subaccount MF-2                  $9,731,000         (1)             Regular
Subaccount BF-1                  $9,083,000         (1)             Regular
Subaccount BF-2                  $3,244,000         (1)             Regular
Subaccount BF-3                  $2,595,000         (1)             Regular
         Group II
Subaccount AV-1                $190,909,000         (2)             Regular
Subaccount MV-1                 $17,677,000         (2)             Regular
Subaccount MV-2                 $13,552,000         (2)             Regular
Subaccount BV-1                  $7,071,000         (2)             Regular
Subaccount BV-2                  $4,125,000         (2)             Regular
Subaccount BV-3                  $2,357,000         (2)             Regular

Subaccount R                         (3)            (3)             Residual
             (1)  On any Distribution Date, the Group I Net Rate.

             (2)  On any Distribution Date, the Group II Net Rate.

             (3) Subaccount R is not issued with a Balance or a Pass-Through
Rate.

                  (ii) Subaccount R is the residual interest in the Pooling REMIC and shall be issued in fully registered certificate form as part of the Class R Certificate. All other Subaccounts shall be deemed issued as non-certificated interests and shall constitute assets of the Issuing REMIC.

                  (iii) The assets of the Pooling REMIC are the Mortgage Loans and the Asset Proceeds Account.

                  (iv) On each Distribution Date, amounts in the Asset Proceeds Account will be distributed as provided in Section 3.01 hereof.

         (b) Issuing REMIC. (i) The beneficial ownership of the Issuing REMIC shall be evidenced as set forth in Section 4.01 hereof; the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-2 and Class BF-3, Class AV-1, Class MV-1, Class MV-2, Class BV-1, Class BV-2 and Class BV-3 Certificates and each of the separate interest-only rights making up the Class C Distribution Amount are Regular Interests in the Issuing REMIC. The Class R Certificates are the residual interest in the Issuing REMIC.

                  (ii) The assets of the Issuing REMIC are the Subaccounts in the Pooling REMIC other than Subaccount R and the Distribution Account.

                  (iii) On each Distribution Date, amounts in the Distribution Account will be distributed as provided in Section 3.02 hereof.

         (c)      General.

                  (i) The Closing Date is designated as the "start up" day of the Pooling REMIC and Issuing REMIC.

                  (ii) The Trustee shall make elections to treat the Pooling REMIC and the Issuing REMIC as REMICs under the Code.

         (d) The "latest possible maturity date" for purposes of the REMIC regulations and each REMIC established hereby is September 25, 2031.

         Section 5.04.  Optional Termination.

         (a) On any Master Servicer Remittance Date on or after the Initial Optional Termination Date, the Master Servicer may determine to purchase and may cause the purchase from the Trust of all (but not fewer than all) Mortgage Loans and all property theretofore acquired in respect of any Mortgage Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a price equal to 100% of the aggregate Scheduled Principal Balances of the Mortgage Loans (including any REO Property) as of the day of purchase minus amounts remitted from the Master Servicer Custodial Account to the Asset Proceeds Account representing collections of principal on the Mortgage Loans during the current Remittance Period, plus one month's interest on such amount, plus in all cases all accrued and unpaid Servicing Fees and Master Servicing Fees plus the aggregate amount of any unreimbursed Advances and any Advances which the Servicer or the Master Servicer has theretofore failed to remit; but in any event such purchase amount shall be sufficient to retire all Group I and Group II Certificates in full. In connection with such purchase, the Master Servicer shall remit to the Trustee all amounts then on deposit in the Master Servicer Custodial Account for deposit to the Asset Proceeds Account, which deposit shall be deemed to have occurred immediately preceding such purchase.

         (b) The Master Servicer shall direct the Trustee to adopt and the Trustee shall adopt, as to the REMIC, a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and as prepared by the Master Servicer, and shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters acceptable to the Trustee to the effect that such purchase and liquidation constitutes, as to the REMIC, a Qualified Liquidation. In addition, the Master Servicer shall provide to the Trustee an Opinion of Counsel acceptable to the Trustee to the effect that such purchase and liquidation does not constitute a preference payment pursuant to the United States Bankruptcy Code.

         (c) Promptly following any purchase described in this Section 5.04, the Trustee will release the Trustee Mortgage Loan File to the Master Servicer or otherwise upon its order.

         Section 5.05.  Master Servicer; Certificate Registrar and Paying Agent

         (a) Saxon Mortgage, Inc. is hereby appointed as Master Servicer hereunder.

         (b) Chase Bank of Texas, National Association is hereby appointed as Certificate Registrar and Paying Agent.

         IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of September 1, 1998.



                              SAXON ASSET SECURITIES COMPANY


                              By:   ____________________________________
                                       Bradley D. Adams, Vice President




                              SAXON MORTGAGE, INC.
                                    as Master Servicer





                              By:   __________________________________________

                                    Charles E. Coudriet, President





                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                     as Trustee





                              By:   _________________________________

                                     Lila R. Garlin, Vice President

COMMONWEALTH OF VIRGINIA             )

                                             ) ss.:

COUNTY OF HENRICO                    )



        The foregoing instrument was acknowledged before me September 29, 1998, by Bradley D. Adams, a Vice President of Saxon Asset Securities Company, a Virginia corporation, on behalf of the corporation.



                                             -----------------------------------

                                             Notary Public



My Commission expires:

STATE OF                                         )
                                                 ) ss.:
COUNTY OF                                        )



             The foregoing instrument was acknowledged before me on September 29, 1998, by Charles E. Coudriet, a President of Saxon Mortgage, Inc., a Virginia corporation, on behalf of the corporation.



                                                 -------------------------------

                                                 Notary Public



My Commission expires:

CITY OF WASHINGTION                              )
                                                 ) ss.:
DISTRICT OF COLUMBIA                             )



             The foregoing instrument was acknowledged before me September 29, 1998, by Lila R. Garlin, a Vice President of Chase Bank of Texas, National Association, a national banking association, on behalf of the bank.







                                                 -------------------------------

                                                 Notary Public



My Commission expires:

                                   Schedule I

                                 Mortgage Loans





         A.       Group I Mortgage Loans.

         B.       Group II Mortgage Loans.

                                   Schedule II

                                 Sales Agreement

                                  Schedule III

            Mortgage Loans for which first payment to the Trust will

                           be after September 1, 1998